UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

811-21625
Investment Company Act file number

Intrepid Capital Management Funds Trust
(Exact name of registrant as specified in charter)

1400 Marsh Landing Parkway, Suite 106
Jacksonville Beach, FL 32250
(Address of principal executive offices) (Zip code)

Mark F. Travis
1400 Marsh Landing Parkway, Suite 106
Jacksonville Beach FL 32250
(Name and address of agent for service)

1-904-246-3433
Registrant's telephone number, including area code

Date of fiscal year end: 09/30/2012

Date of reporting period:  03/31/2012

Item 1. Report to Stockholders.

Intrepid Capital Fund
Intrepid Small Cap Fund
Intrepid Income Fund
Intrepid All Cap Fund

Semi-Annual Report
March 31, 2012

Intrepid Capital Fund

Mark F. Travis, President/C.E.O.

April 11, 2012

Dear Fellow Shareholders,

For the period ended March 31, 2012, the Intrepid Capital Fund (the “Fund”) returned 6.56% in the first calendar quarter and 14.31% in the first six months of its fiscal year.  Taking a step back, the Fund has produced annualized returns of 5.31%, 18.88%, 7.44%, and 7.07% over the last one year, three years, five years, and since the Fund’s inception on January 3, 2005, respectively.  Over the same periods, the S&P 500 returned 12.59% for the first calendar quarter, 25.89% during the first six months of the fiscal year, and 8.54%, 23.42%, 2.01%, and 4.36% for the last one year, three year, five year, and since the Fund’s inception on an annualized basis.  The Fund’s other benchmark, the Bank of America Merrill Lynch High Yield Master II Index returned 5.15% for the first calendar quarter, 11.65% during the first six months of the fiscal year, and 5.63%, 23.78%, 7.84%, and 7.76% for the last one year, three year, five year, and since the Fund’s inception on an annualized basis.  The Fund’s gross expense ratio is 1.47%.

Performance data quoted represents past performance and does not guarantee future results.  Investment returns and principal value will fluctuate, and when sold, may be worth more or less than their original cost. Performance current to the most recent month-end may be lower or higher than the performance quoted and can be obtained by calling 866-996-FUND. The Fund imposes a 2% redemption fee on shares held less than 30 days. Performance data does not reflect the redemption fee. If it had, returns would be reduced.

At this point in all of my letters, our lawyers force us to remind you that “past performance is no guarantee of future results.”  With that out of the way, we do tend to agree with the lawyers on past performance, but we also think well designed strategies with a rigorous, disciplined process should continue to attain attractive risk-adjusted results over the long run.

Prospective investment returns depend on what an investor is willing to pay today for a stream of expected future cash flows, whether those cash flows are delivered by a stock, bond, or other type of investment vehicle.  In an environment where broad equity indices such as the S&P 500 have annualized three-year returns exceeding 20%, finding strong businesses trading at attractive prices has become quite challenging.  The same can be said of corporate debt securities, whose prices remain artificially inflated by the lowest interest rate environment in years.

The easy way to think of the investment process we deploy at Intrepid Capital is that when security prices are depressed and offer attractive prospective returns, our cash levels tend to be low.  Conversely, when prices are high and your brother-in-law is bragging about his stock market winnings, our cash levels tend to be high.

Intrepid Capital Fund

I have often lamented over the last 17 years as a portfolio manager about how much easier my life would be if I were a “closet indexer,” holding a basket of securities that closely resembled market benchmarks and floating with the tide, whichever way it may be going.  Easier for me, yes, but much harder for you, since I would be able to blame losses of your capital on “the market” and avoid accepting any culpability.

At Intrepid Capital our value-sensitive, contrarian-tilted investment process can be “painful” as we try to grow your capital base and ours, with an ever-watchful eye on risk.  Risk is the evil twin sister of return that is often ignored when markets march upward, but will quickly find its way to the front of investors’ minds when asset values begin to fall.

For the quarter, the three biggest contributors to positive performance were: Computer Sciences (ticker: CSC), CoreLogic (ticker: CLGX), and Microsoft (ticker: MSFT).  To be “fair and balanced” in our reporting, our largest detractors for the same period were:  Newmont Mining (ticker: NEM) and Bill Barrett Corp. (ticker: BBG).  Interestingly, these last two are what we refer to as “asset valuations,” where we think there is a material disconnect between the current market price of a business and the long-term value of its asset base net of liabilities.  The recent decline in share prices has only increased our conviction, and we have taken the opportunity to increase our weights in these holdings.

I am pleased to say that for the period ending March 31, 2012, Morningstar ranked the Intrepid Capital Fund in the top 31%, 15%, and 1% out of 969, 839 and 749 Moderate Allocation Funds for the one-, three- and five-year periods, respectively, based on total returns.  The Fund also received an Overall 5-Star Morningstar Rating, the highest rating for risk-adjusted returns, out of 839 Moderate Allocation Funds for the period ending March 31, 2012 (derived from a weighted average of the fund’s three-, five-, and ten-year risk-adjusted return measure, if applicable).  The largest part of my family’s investments continues to be held in the Intrepid Capital Funds, along with the assets of the analytical staff at Intrepid Capital that made these results possible.

Thank you for entrusting your hard-earned assets to our care; it is not an obligation we take lightly.

Best regards,

Mark F. Travis
President
Intrepid Capital Fund Portfolio Manager

Must be preceded or accompanied by a prospectus.

Intrepid Capital Fund

Please see the Schedule of Investments in this report for a full list of fund holdings.  Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security.

Mutual fund investing involves risk.  Principal loss is possible. The Fund is subject to special risks including volatility due to investments in smaller companies, which involve additional risks such as limited liquidity and greater volatility.  The Fund is considered non-diversified as a result of limiting its holdings to a relatively small number of positions and may be more exposed to individual stock volatility than a diversified fund.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer term debt securities.  Investments by the Fund in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher rated securities.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.  The Bank of America/Merrill Lynch High Yield Master II Index is Merrill Lynch’s broadest high yield index, and as such is comparable with the broad indices published by other investment banks. The Russell 2000 Index consists of the smallest 2,000 companies in a group of 3,000 Index, as ranked by market capitalization.  You cannot invest directly in an index.

©2012 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.  Past performance is no guarantee of future results.

Morningstar Rankings represent a fund’s total-return percentile rank relative to all funds that have the same Morningstar Category. The highest percentile rank is 1 and the lowest is 100. It is based on Morningstar total return, which includes both income and capital gains or losses and is not adjusted for sales charges or redemption fees. Morningstar ranked the Intrepid Capital Fund in the top 31%, 15% and 1% out of 969, 839, and 749 Moderate Allocation funds for the one- , three- and five-year periods ending 3/31/12, respectively.

The Intrepid Capital Fund was rated 4-Stars and 5-Stars against the following numbers of U.S. domiciled Moderate Allocation funds over the following time periods: 839 and 749 funds in the last three- and five-years, respectively.

For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating (based on a Morningstar risk-adjusted return measure that accounts for variation in a fund’s monthly performance, including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star.

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. deprecation) and interest expense to pretax income.  Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity.  Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration.

Opinions expressed are subject to change, are not guaranteed and should not be considered investment advice or recommendations to buy or sell any security.

The Intrepid Capital Funds are distributed by Quasar Distributors, LLC.

Intrepid Small Cap Fund

Jayme Wiggins,
Small Cap Fund Portfolio Manager

April 5, 2012

Dear Fellow Shareholders,

Like a tired dog, Wall Street is accustomed to walking around in circles.  Instead of writing this letter, we almost re-posted the commentary from last year’s first quarter.  Little has changed since then, even though the market has bounced around quite a bit.  Through the first three months of 2012, the Intrepid Small Cap Fund (the “Fund”) gained 5.23% versus a 12.44% increase for the Russell 2000 Index.  During the Fund’s fiscal six month period, ending March 31, 2012, the Fund rose 14.54%, while the Russell 2000 gained 29.83%.  We have trailed small cap benchmarks during this upswing, much like we did in last year’s early ramp.  The reasons are basically the same.  Small caps are back to all-time highs and undervalued securities are scarce.  As a result, our portfolio consists of lower beta holdings and a large amount of cash.

Cash and equivalents equaled 47% of Fund assets at March 31, 2012.  According to the Investment Company Institute, the average equity mutual fund has 3.6% of assets in cash, which is close to a historical low.  A record high level of cash for the fund industry of almost 6% was reached in early 2009.  That was the one time since the inception of the Intrepid Small Cap Fund that we held less cash than our peers.  Our cash has returned to 2007 levels because the small cap opportunity set is similarly constrained.  Unlike then, when we earned 5% in Treasury bills, the Federal Reserve has eliminated the returns from owning risk-free investments.  By punishing savers and promoting higher stock prices, the Fed hopes to create a virtuous circle of consumer and corporate confidence.  Why own a risk-free Treasury that pays nothing if an investment grade bond yields 3%?  Why accept a high grade coupon of only 3% if junk bonds yield 7%?  Why settle for below investment grade debt at 7% if stocks have increased 9% annually over the “long run”?  The logic of the slope of relative returns is very slippery.  Pitfalls abound.

Although certain European economies are worse off than the U.S. is today, America isn’t an economic oasis.  Unfortunately, the short-term impact of doing the right thing by reducing spending is politically unpalatable.  Today, the front page headline on The Wall Street Journal reads, “Markets Fear End of Stimulus.”  Investors shouldn’t be trading on hopes of unsustainable government intervention, but it has existed for so long now that it’s difficult to discern how our economy would look standing on its own two feet.  What would happen to the collective top line of Corporate America if our government had a balanced budget?  To what extent has the decades-long decline in interest rates given a tailwind to borrowers?

There were rumblings of margin pressure in the fourth quarter, but corporate profitability remains near peak levels.  Some market participants claim that small cap

Intrepid Small Cap Fund

margins, in contrast to large caps, are not yet back to the record highs of 2006.  Based on our internal analysis, this is false.  The median operating margin for non-financial companies in the Russell 2000 was 6.8% in 2011 and 7% in 2006.  The market cap weighted average margin was 10.2% and 10.1% in 2011 and 2006, respectively, excluding outliers.  Larger companies in the small cap index have higher profitability.  Financials were excluded from the data because interest is a component of their operating profit.  The margins of financial companies, namely banks, have fallen significantly since the housing bubble.

Some in the investment community claim that there have been structural changes in the economy (e.g. technology, globalization) that permit higher margins than were historically attainable.  The economy has shifted from manufacturing toward services over the years.  One can make the case that since service businesses generally require fewer assets than manufacturing businesses, the economy’s steady state margin should actually be lower, not higher.  Competition drives down returns toward the cost of capital.  The return on capital is the product of unlevered after-tax margins and invested capital turnover (operating margin * [1 – tax rate] * [sales/invested capital]).  Therefore, if the economy becomes more asset light (i.e. invested capital declines), margins for companies without a sustainable competitive advantage should be competed downward.  We believe small company margins are as high as they’ve been in a long time and expect them to eventually contract.

The Fund’s largest contributors during the first quarter included many of the same companies that fell furthest in the preceding quarter.  The three stocks adding the most to the portfolio’s return were Federated Investors (ticker: FII), Computer Sciences (ticker: CSC), and CoreLogic (ticker: CLGX).  Federated’s stock previously suffered from the specter of SEC regulation of money market funds, as well as the Fed’s pledge to keep interest rates near zero through 2014.  Speculation has grown that the SEC committee charged with proposing money fund reforms is leaning in the direction of less harsh regulation.  Additionally, the market has started to doubt that interest rates will remain at zero for another two years.  These developments helped drive Federated’s shares up 48% in the quarter, adding 1% to the Fund’s overall return.

We opined in last quarter’s letter that Computer Sciences was “broadly hated” and believed the shares were attractive.  The stock received a nice bounce in early February as the firm simultaneously announced earnings and the appointment of Mike Lawrie as CEO.  Lawrie has a successful track record of turning around troubled firms, and the resignations of CSC’s former CEO and CFO could help restore credibility to the management team.  The company’s earnings report was weak, but bookings were strong.  CSC also is making progress in its negotiations with the U.K. National Health System.  This contract has dogged the firm for years and clarity would be welcomed by investors.

CoreLogic was the Fund’s third largest gainer in the first quarter.  The stock has been highly volatile over the past year, and we have taken advantage of these movements to

Intrepid Small Cap Fund

resize our position.  For example, CoreLogic was briefly a 4% weighting and the Fund’s largest holding last August, before the company announced it was examining strategic alternatives.  In Q1, CoreLogic said its strategic review was complete and the firm plans to remain independent.  To the surprise of many, the stock rallied on this news, which was accompanied by solid guidance for 2012.  As CoreLogic, Federated, and CSC have approached their intrinsic values, we have reduced the positions.

Bill Barrett (ticker: BBG) was the Fund’s only major detractor in the quarter.  This position negatively impacted the Fund’s return by 65 basis points.  Bill Barrett’s stock has been hammered by the lowest natural gas prices in ten years.  The Wall Street Journal even speculated recently that natural gas prices will turn negative this summer (March 28, 2012: “Why Natural Gas Prices Could Fade to Red”).  There’s no denying that natural gas inventories are bloated and prices are in the gutter.  We do not expect natural gas prices to stay at existing low levels.  There is no incentive for E&P companies to drill for new gas today, and we are fast approaching the point when operators will take a loss producing already developed reserves.  We expect supply to fall and demand to gradually increase.  Nevertheless, our investment thesis for Bill Barrett does not depend on a sharp rebound in natural gas prices back to the averages of recent years.  While Bill Barrett is clearly perceived as a natural gas company (see chart below), approximately half of its revenue comes from oil and natural gas liquids, which are priced at a premium to dry gas.  Ultimately, we believe that investors will recognize that Bill Barrett has substantial “wet” assets that are more highly valued in today’s market.  We more than doubled our ownership in Bill Barrett’s stock during the quarter as the shares fell 23%.

Per MMBtu = per 1 million Btus	Source: Intrepid

Intrepid Small Cap Fund

New purchase activity was limited in the first quarter.  We bought small positions in Amdocs (ticker: DOX) and Pan American Silver (ticker: PAAS).  Amdocs is the world’s leading provider of billing and customer care solutions to the communications industry.  It is a high-quality business that generates substantial free cash flow and possesses a pristine balance sheet.  Pan American is a silver miner that we have previously owned.  Over the past two years, the price of silver has doubled while Pan American’s stock has slightly declined.  The stock trades for 5x operating income.  Shares have fallen because of reduced expectations for another round of money printing by the Fed.  In theory, no more quantitative easing should lower inflation expectations.  In our opinion, the Fed’s money printing antics are not over.  Pan American Silver provides a small hedge against the possibility of increased inflation.  We will not claim to know the fair value for an ounce of silver, but our Pan American valuation assumes a normalized silver price that is well below recent levels.

During the quarter, we sold our holdings of ICU Medical (ticker: ICUI), Oshkosh (ticker: OSK), Scholastic (ticker: SCHL), Standard Parking (ticker: STAN), and Total Systems Services (ticker: TSS).  Each of these stocks crossed our estimated fair value.  Scholastic’s rise was more company-specific than the others, as the success of The Hunger Games gave a temporary boost to earnings.

Lower-quality stocks have outperformed this year.  We don’t believe that increasing portfolio risk is prudent at current market valuations.  We have a long shopping list of companies we want to own at the right price.  While bargains are limited today, the sentiment of the market can change rapidly.  We believe we are well-positioned to capitalize when this occurs.  Thank you for your investment.

Sincerely,

Jayme Wiggins, CFA
Intrepid Small Cap Fund Portfolio Manager

Please see the Schedule of Investments in this report for a full list of fund holdings.  Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security.

Mutual fund investing involves risk. Principal loss is possible. The Fund is subject to special risks including volatility due to investments in smaller companies, which involve additional risks such as limited liquidity and greater volatility.  The Fund is considered non-diversified as a result of limiting its holdings to a relatively small number of positions and may be more exposed to individual stock volatility than a diversified fund.

The Advisor believes that current market conditions warrant a defensive position from the requirement to invest at least 80% of its net assets in equity securities of small capitalization companies.

Intrepid Small Cap Fund

The Russell 2000 Index consists of the smallest 2,000 companies in a group of 3,000 U.S. Companies in the Russell 3000 Index, as ranked by market capitalization. You cannot invest directly in an index.

Cash Flow measures the cash generating capability of a company by adding non-cash charges and interest to pretax income.  Free Cash Flow measures the cash generating capability of a company by subtracting capital expenditures from cash flow from operations.  Unlevered free cash flow equals free cash flow plus after-tax interest expense.  Beta measures the sensitivity of rates of return on a fund to general market movements.  Market Cap is the market price of an entire company, calculated by multiplying the number of shares outstanding by the price per share.  Basis Point is a unit that is equal to 1/100th of 1% and is used to denote a change in a financial instrument.

Opinions expressed are subject to change, are not guaranteed and should not be considered investment advice or recommendations to buy or sell any security.

The Intrepid Capital Funds are distributed by Quasar Distributors, LLC.

Intrepid Income Fund

Jason Lazarus,	Ben Franklin,
Income Fund Co-Portfolio Manager	Income Fund Co-Portfolio Manager

April 5, 2012

Dear Fellow Shareholders,

The high-yield market extended the gains booked at the end of 2011, rising 5.15% in the first quarter, ended March 31, 2012, as measured by the Merrill Lynch / Bank of America High Yield Master II index (the “Index”).  In contrast, the Intrepid Income Fund (the “Fund”) gained 2.45% in the quarter, net-of-fees.  In the six months ended March 31, 2012, the Fund returned 5.36%, while the Index gained 11.65%.  As discussed in previous quarterly commentaries, our short-duration, high-quality bias has tended to underperform in periods of rapidly rising prices.

Last quarter we reported that the only bond that negatively impacted the portfolio’s performance was Smith & Wesson 9.5% due 1/14/2016.  While the notes fell less than 1% in the fourth quarter, we felt this was unwarranted and remained confident in our holding.  We are happy to report that Smith & Wesson was our top performer in the first quarter 2012, both for total return and contribution.  Fears of both regulatory reform from the upcoming election and a deteriorating economy have caused consumers to flock to firearm purchases.  Many of these purchases are for second and third firearms.  The company’s balance sheet continues to strengthen, and management has no intention of using resources to acquire.  They appear focused on maintaining a conservative capital structure.  This should bode well for the future of our investment.  Rounding out the top performers, Central Garden & Pet 8.25% due 3/01/2018 and Spartan Stores 3.375% convertible notes putable 5/14/2014 both outperformed the market as a whole.  These businesses are long-term holdings of the Intrepid Income Fund and represent large positions of around 4% of assets.

Due to the significant gains in the bond and equity markets, the Fund had only one detractor in the first quarter.  We initiated a small position in World Wrestling Entertainment (ticker: WWE) common stock, which declined slightly after the target position was established.  The position had an immaterial effect on the Fund’s return in the quarter.  WWE is a market-leading producer of live and broadcasted wrestling events.  The company’s Monday Night Raw program on USA is the longest running weekly entertainment show on television, which has strong and stable TV ratings.  WWE not only offers a 5%+ dividend, but we believe is significantly undervalued at below $9 per share.

The first quarter was fairly active from a trading perspective.  We initiated five new positions, primarily in ideas where we had completed our research but could not

Intrepid Income Fund

immediately find a willing seller.  These positions include Affinia Group 10.75% due 8/15/2016, Computer Sciences 6.5% due 3/15/2018, Energy Partners 8.25% due 2/15/2018, Quality Distribution 9.875% due 11/01/2018, and World Wrestling Entertainment common stock.  We also added to our holdings of Intertape Polymer 8.5% due 8/01/2014, Libbey Glass 10% due 2/15/2015, and PetroQuest Energy 10% due 9/01/2017.

Our small position in CoreLogic 7.25% due 6/01/2021 was sold early in the quarter as the security appreciated significantly.  The CoreLogic position was initiated in the third quarter of 2011 as the corporate bond and equity markets collapsed.  Intrepid’s equity team had been following the company for over a year and alerted us to the bond issue, which had fallen from par to below $90.  While the bond’s duration is longer than our typical target of five years or less, we were very comfortable with the company’s credit quality and felt the 9.4% yield-to-maturity compensated us well for the increased interest rate risk.  The CoreLogic position is a good example of how Intrepid’s investment team collaborates across asset classes.

The equity team is also responsible for sourcing our newly entered Computer Sciences bond.  Early in the year, the market became concerned that the possible loss of a large contract with the United Kingdom’s National Health Service would result in a downgrade of the company’s credit rating.  While this concern was not unfounded, we believed CSC’s credit quality would not be materially impaired if the contract were lost.  CSC’s 6.5% issue is an investment grade bond.  Because the Fund is not constrained to only the high-yield bond asset class, our flexibility allowed us to capitalize on this unique opportunity, acquiring an investment-grade credit offering a junk-bond yield.

Another new position, Quality Distribution, operates the largest chemical tank truck network in North America.  The logistics company transports everything from the raw materials that go into Tide laundry detergent to herbicides for Monsanto.  The growth in “fracking”, which requires massive amounts of water to be pumped into rock layer to extract oil and natural gas, has been an avenue of growth for Quality, which entered the space as a transporter of water in the fourth quarter of 2010.  Recently, the company has been shifting to an asset-light business model that runs with less operating leverage.  The new model utilizes independent affiliates to provide the physical transportation of chemicals.  This can be thought of as a franchise model, and the new strategy requires capital expenditures of only about 1% of revenue, compared to industry-wide percentages of around 10%.  This reduction in spending allows the company to use cash for other purposes, such as paying down debt.

Unlike last quarter, only one of our holdings was called by its issuer in the first quarter.  Mac-Gray (ticker: TUC) repurchased its 7.625% notes.  Our purchase activity more than offset the cash influx, and the fund finished the quarter with 23.2% in cash.  While this level reflects a decline from the end of 2011, it is

Intrepid Income Fund

important to note that we expect several of our holdings to be called through the summer.  As a reminder, our cash levels do not reflect any attempt to time the market.  Cash will fluctuate purely as a function of the available opportunities.  As such, we expect the fund’s cash level to grow over the next few quarters in the absence of a market sell-off.

The rise in high-yield bond prices has compressed the Index’s yield-to-worst down to 7.13%.  This is a historically low level of potential return offered by the asset class.  On only a handful of occasions over the last decade have yields been this low, first in 2004/2005 then again in early 2011.  We believe the portfolio is positioned defensively to insulate our shareholders from adverse credit events and higher risk-free rates.  The Fund’s modified duration as of quarter-end is 2.4 years.  While the opportunity set looks to be fairly limited, persistence and patience are still allowing us to find attractive high-yield issues.  Thank you for your investment.

Sincerely,

Ben Franklin, CFA	Jason Lazarus
Intrepid Income	Intrepid Income
Co-Lead Portfolio Manager	Co-Lead Portfolio Manager

Please see the Schedule of Investments in this report for a full list of fund holdings.  Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. The risk is generally greater for longer term debt securities. Investments by the Fund in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher rated securities. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified. Therefore, the Fund is more exposed to individual securities volatility than a diversified fund.

The Bank of America Merrill Lynch High Yield Master II Index is Merrill Lynch’s broadest high yield index, and as such is comparable with the broad indices published by other investment banks. You cannot invest directly in an index.

Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity.  Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration.  Modified Duration is a time measure of interest-rate risk exposure that estimates how much a bond, or a bond’s price, fluctuates with changes in interest rates. Yield-to-Worst is the bond yield computed by using the lower of either the yield to maturity or the yield to call on every possible call date.  Par or par value is the face value of a bond.

Opinions expressed are subject to change, are not guaranteed and should not be considered investment advice or recommendations to buy or sell any security.

The Intrepid Capital Funds are distributed by Quasar Distributors, LLC.

Intrepid All Cap Fund

Greg Estes,
All Cap Fund Portfolio Manager

April 5, 2012

Dear Fellow Shareholders,

For the first calendar quarter ended March 31, 2012, the Intrepid All Cap Fund (the “Fund”) returned 9.04%.  During the same period, the Standard & Poors 500 Index returned 12.59% and the Russell 3000 Index rose 12.87%.  In this environment, in which the broad market increases so steeply, we believe our results will typically underperform compared to benchmark indices.  We believe this because we strive to maintain a consistent investment process in all environments.  Because we do not shift from our disciplined value investment process to a more growth-oriented or momentum-driven approach, we may sometimes encounter periods of underperformance, as we did in this quarter.

One result of our investment process was an increase in the Fund’s cash position.  A rising market has usually resulted in fewer discounted investments available for purchase and more sales of existing holdings that reached our estimated intrinsic value.  The Fund’s cash level has risen from 18.7% in the previous quarter to nearly 35% at the end of the most recent quarter.  Naturally, this has a dampening effect on performance in current rising market conditions.  On the other hand, there is a method to our madness.  Our cash levels have typically been inversely related to our investment opportunities available.  In times like these, where discounts are harder to find, cash will be high.  Should the market pull back, we have cash to deploy in purchasing new opportunities.  Our cash position has two purposes. First, we think that it should help hedge against potential losses in the event of a market correction. Second, it affords us the flexibility to buy new positions without having to sell other positions.  In doing this, we believe that we can provide a lower-volatility experience for Fund investors.

For the first six months of the Fund’s fiscal year ended March 31, 2012, the Fund gained 19.80% versus the S&P 500 Index’s 25.89% and the Russell 3000 Index’s 26.55%.  The two quarters were very similar, both in terms of the high benchmark returns and in the relative underperformance of the Fund.  Again, cash muted the Fund’s return as the position grew through the six-month period.

When we write about our cash positions, the first question on most investors’ minds has to do with our expectations for future market performance.  Given the Fund’s high level of cash, are we implying that we believe that the market will decline in the future?  We respond by saying that we do not attempt to time the market.  However, our cash position is evidence of our perception of the overall risk of the market.  To us, risk and volatility are not synonymous.  Volatility is short-term movement in market prices; risk is the potential for long-term loss of principal.  Can we say with certainty that the market will decline?  Of course we cannot.  We know of many

Intrepid All Cap Fund

value investors who point to the S&P 500 Index’s P/E multiple (Price to Earnings ratio) and say that it looks reasonable.  In our view, that number, currently 14.59 times, does look reasonable, but only if one assumes that the earnings in the statistic are maintained or grow.  Statistics such as P/E only look at the trailing twelve month period, which in this case has seen growth in overall corporate profits.  We do not consider future growth in profits to be a given.

As a matter of fact, we are concerned that overall corporate profit margins (defined as trailing twelve month net income divided by trailing twelve month net sales) are at or near peak values.  Profit margin is a sign of a firm’s efficiency in generating profits, or viewed more simply, how well a firm is performing.  They can fluctuate.  In the case of the S&P 500 Index, the current profit margin is 13.81%.  Over the past ten years, it has fluctuated, going as low as 8.30% in September 2009 and as high as 14.53% in January 2007.  Likewise, the Russell 3000 Index’s profit margin is currently 13.41%, with a ten-year high of 17.62% in July 2011 and a low of 7.53% in September 2009.  It is amazing to see how rapidly these margins re-inflated from their floors in September 2009.  We believe that corporate profit margins have benefitted from aggressive cost cutting activities over the past two years.  Going forward, we believe there is much less room for increasing efficiency through continued cost-cutting measures, and some of the measures currently benefiting margins may even be unsustainable.

For the quarter, there were not many holdings which performed poorly.  Of the two which detracted from performance, one was a new addition and another was a position to which we are adding.  The former is Bill Barrett Corporation (ticker: BBG), which is widely known as a natural gas driller.  The stock has been hurt by the massive decline in natural gas prices.  What is less obvious to casual observers is that Bill Barrett also has liquid production, both in petroleum and natural gas liquids.  We think that the market is pricing Bill Barrett at trough natural gas prices instead of long-term normalized prices.  The net result of our investment was a detraction of 44 basis points from the Fund’s quarterly return.  You can read more about Bill Barrett in the Intrepid Small Cap Fund section.  Our second underperformer, World Wrestling Entertainment (ticker: WWE), took away only approximately 3 basis points from the Fund’s quarterly return.  Continued uncertainty over the launch of WWE’s television network has been weighing on the stock.  We will continue adding to the position as the stock price permits.

The Fund’s performance benefitted from its flexibility to invest across all market capitalizations.  Specifically, the Fund’s investment in select large cap equities added to overall quarterly performance.  At the end of 2011, four of the Fund’s top five holdings were large caps: Gilead Sciences (ticker: GILD), Dell, Inc. (ticker: DELL), Microsoft Corp. (ticker: MSFT), and Bank of New York Mellon Corp. (ticker: BK).  These four securities accounted for more than one third of the total return in the quarter.  We were compelled to sell Gilead when it reached intrinsic value, and we

Intrepid All Cap Fund

are closely monitoring the discounts in the other stocks mentioned.  The best performer in the quarter was Federated Investors (ticker: FII), which added 99 basis points to the Fund’s total return in the quarter.  Prior to the first quarter, the uncertainty of money market regulation had weighed down FII’s share price.  As the quarter progressed, the market seemed to grow more confident that: 1) added regulation is less certain than originally thought, and 2) if regulation is added, it will not happen anytime soon.  Given the increase in FII’s share price and corresponding decrease in discount, we cut the position in half.

As we have stated before, sustained increases in stock prices have led to smaller discounts in our holdings, which means we will likely be selling more than we are buying.  That was the case in this quarter.  At the start of the quarter, the Fund comprised 36 equities.  It ended the quarter with 30 holdings.  We added two new positions in the quarter: Bill Barrett, mentioned above, and Cott Corp. (ticker: COT), a market leading private-label soft drink and juice manufacturer and distributor.  Of the eight positions we exited completely, all were due to their stock prices reaching our corresponding intrinsic value estimates.

We end this letter by examining the discount within the Fund.  Each security we own has a discount to its intrinsic value which is based upon its market price and our calculated intrinsic values.  At the end of the quarter, that average discount was 12%.  Bear in mind that this metric is a snapshot taken at the end of the quarter.  We exited those positions whose discounts evaporated as their stock prices rose, so they are not included in the Fund’s discount calculation.  Selling positions which have a small discount or a premium to our calculated intrinsic values while keeping those equities with larger discounts has a net effect of maintaining a larger average discount than if we had simply held a static portfolio over the quarter.  As always, we thank you for your investment.

Sincerely,

Greg Estes, CFA
Intrepid All Cap Fund Portfolio Manager

Please see the Schedule of Investments in this report for a full list of fund holdings.  Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security.

Mutual fund investing involves risk. Principal loss is possible. The Fund is subject to special risks including volatility due to investments in smaller and medium sized companies, which involve additional risks such as limited liquidity and greater volatility. The Fund is considered non-diversified as a result of limiting its holdings to a relatively small number of positions and may be more exposed to individual stock volatility than a diversified fund.

Intrepid All Cap Fund

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.  The Russell 2000 Index consists of the smallest 2,000 companies in a group of 3,000 U.S. Companies in the Russell 3000 Index, as ranked by market capitalization. The Russell 3000 Index is an index representing the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.  You cannot invest directly in an index.

Price-to-Earnings Ratio (P/E) is a valuation ratio of a company’s current share price compared to its per-share earnings as calculated by Market Value per Share divided by Earnings per Share (EPS).  Basis point is a unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

Opinions expressed are subject to change, are not guaranteed and should not be considered investment advice or recommendations to buy or sell any security.

The Intrepid Capital Funds are distributed by Quasar Distributors, LLC.

Intrepid Funds

EXPENSE EXAMPLE
March 31, 2012 (Unaudited)

As a shareholder of the Intrepid Capital Management Funds Trust (the “Funds”), you incur ongoing costs, including management fees; distribution and/or service fees; and other expenses incurred by the Funds.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held the entire period of October 1, 2011 through March 31, 2012.

ACTUAL EXPENSES

The first line of the following table provides information about actual account values and actual expenses.  Although the Funds charge no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks or stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  If you request a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent.  To the extent that a Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds are expected to vary among the various underlying funds.  These expenses are not included in the following example.  The example includes, but is not limited to, management fees, shareholder servicing fees, distribution fees, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, interest expense and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Funds and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Intrepid Funds

EXPENSE EXAMPLE (continued)
March 31, 2012 (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

INTREPID CAPITAL FUND – INVESTOR CLASS

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	October 1, 2011 -
	October 1, 2011	March 31, 2012	March 31, 2012
Actual	$1,000.00	$1,143.10	$7.50
Hypothetical (5% return
before expenses)	1,000.00	1,018.00	7.06

*	Expenses are equal to the Fund’s annualized expense ratio of 1.40%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the period.

INTREPID CAPITAL FUND – INSTITUTIONAL CLASS

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	October 1, 2011 -
	October 1, 2011	March 31, 2012	March 31, 2012
Actual	$1,000.00	$1,145.40	$6.17
Hypothetical (5% return
before expenses)	1,000.00	1,019.25	5.81

*	Expenses are equal to the Fund’s annualized expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the period.

INTREPID SMALL CAP FUND – INVESTOR CLASS

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	October 1, 2011 -
	October 1, 2011	March 31, 2012	March 31, 2012
Actual	$1,000.00	$1,145.40	$7.51
Hypothetical (5% return
before expenses)	1,000.00	1,018.00	7.06

*	Expenses are equal to the Fund’s annualized expense ratio of 1.40%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the period.

Intrepid Funds

EXPENSE EXAMPLE (continued)
March 31, 2012 (Unaudited)

INTREPID SMALL CAP FUND – INSTITUTIONAL CLASS

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	October 1, 2011 -
	October 1, 2011	March 31, 2012	March 31, 2012
Actual	$1,000.00	$1,146.70	$6.17
Hypothetical (5% return
before expenses)	1,000.00	1,019.25	5.81

*	Expenses are equal to the Fund’s annualized expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the period.

INTREPID INCOME FUND – INVESTOR CLASS

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	October 1, 2011 -
	October 1, 2011	March 31, 2012	March 31, 2012
Actual	$1,000.00	$1,053.60	$5.90
Hypothetical (5% return
before expenses)	1,000.00	1,019.25	5.81

*	Expenses are equal to the Fund’s annualized expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the period.

INTREPID INCOME FUND – INSTITUTIONAL CLASS

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	October 1, 2011 -
	October 1, 2011	March 31, 2012	March 31, 2012
Actual	$1,000.00	$1,056.00	$4.63
Hypothetical (5% return
before expenses)	1,000.00	1,020.50	4.55

*	Expenses are equal to the Fund’s annualized expense ratio of 0.90%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the period.

INTREPID ALL CAP FUND

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	October 1, 2011 -
	October 1, 2011	March 31, 2012	March 31, 2012
Actual	$1,000.00	$1,198.00	$7.69
Hypothetical (5% return
before expenses)	1,000.00	1,018.00	7.06

*	Expenses are equal to the Fund’s annualized expense ratio of 1.40%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the period.

Intrepid Capital Fund

ALLOCATION OF PORTFOLIO HOLDINGS
March 31, 2012 (Unaudited)

INTREPID CAPITAL FUND
(as a % of total net assets)

COMPONENTS OF PORTFOLIO HOLDINGS

Common Stocks	$213,995,453
Corporate Bonds	85,265,047
Real Estate Investment Trust	7,340,423
Convertible Bonds	2,992,465
Cash*	81,020,930
$390,614,318

*  Cash, cash equivalents and other assets less liabilities.

Intrepid Small Cap Fund

SECTOR ALLOCATION OF PORTFOLIO HOLDINGS
March 31, 2012 (Unaudited)

INTREPID SMALL CAP FUND
(as a % of total net assets)

COMPONENTS OF PORTFOLIO HOLDINGS

Information Technology	$133,266,079
Consumer Discretionary	88,490,655
Financials	75,495,681
Health Care	52,409,599
Energy	23,225,604
Industrials	18,374,878
Consumer Staples	15,734,983
Materials	10,556,262
Telecommunication Services	9,227,891
Cash*	375,362,904
$802,144,536

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

*  Cash, cash equivalents and other assets less liabilities.

Intrepid Income Fund

ALLOCATION OF PORTFOLIO HOLDINGS
March 31, 2012 (Unaudited)

INTREPID INCOME FUND
(as a % of total net assets)

COMPONENTS OF PORTFOLIO HOLDINGS

Corporate Bonds	$64,982,672
Convertible Bonds	3,901,495
Real Estate Investment Trust	1,902,338
Common Stocks	1,708,665
Preferred Stock	335,010
Cash*	22,053,995
$94,884,175

*  Cash, cash equivalents and other assets less liabilities.

Intrepid All Cap Fund

SECTOR ALLOCATION OF PORTFOLIO HOLDINGS
March 31, 2012 (Unaudited)

INTREPID ALL CAP FUND
(as a % of total net assets)

COMPONENTS OF PORTFOLIO HOLDINGS

Information Technology	$9,628,137
Financials	6,134,777
Consumer Discretionary	5,918,558
Health Care	5,283,533
Consumer Staples	2,522,319
Telecommunication Services	1,753,914
Energy	1,326,510
Materials	458,848
Cash*	16,655,424
$49,682,020

*  Cash, cash equivalents and other assets less liabilities.

Intrepid Capital Fund

SCHEDULE OF INVESTMENTS
March 31, 2012 (Unaudited)

	Shares	Value
COMMON STOCKS - 54.78%
Commercial & Professional Services - 1.80%
Securitas AB (a)	730,117	$7,040,942
Consumer Services - 4.79%
Regis Corp.	557,988	10,283,719
Speedway Motorsports, Inc.	450,314	8,411,865
		18,695,584
Diversified Financials - 6.01%
The Bank Of New York Mellon Corp.	403,000	9,724,390
CoreLogic, Inc. (b)	566,878	9,251,449
Federated Investors, Inc.	201,650	4,518,977
		23,494,816
Energy - 2.29%
Bill Barrett Corp. (b)	344,000	8,947,440
Food, Beverage & Tobacco - 3.75%
Cott Corp. (a)(b)	868,077	5,720,628
Molson Coors Brewing Co.	197,000	8,914,250
		14,634,878
Household & Personal Products - 3.21%
American Greetings Corp.	437,619	6,713,075
Central Garden & Pet Co. - Class A (b)	335,536	3,231,212
Central Garden & Pet Co. - Class B (b)	35,000	329,350
Oil-Dri Corporation of America - Class A (c)	105,847	2,253,483
		12,527,120
Insurance - 8.47%
AMERISAFE, Inc. (b)	176,221	4,359,708
Aspen Insurance Holdings Ltd. (a)	301,914	8,435,477
Baldwin & Lyons, Inc. - Class B	117,804	2,636,453
Berkshire Hathaway, Inc. - Class B (b)	134,000	10,874,100
The Travelers Companies, Inc.	114,556	6,781,715
		33,087,453

See notes to financial statements.

Intrepid Capital Fund

SCHEDULE OF INVESTMENTS (continued)
March 31, 2012 (Unaudited)

	Shares	Value
COMMON STOCKS - 54.78% (continued)
Materials - 4.95%
Newmont Mining Corp.	214,630	$11,004,080
Pan American Silver Corp. (a)	169,600	3,741,376
Royal Gold, Inc.	70,500	4,598,010
		19,343,466
Media - 1.77%
World Wrestling Entertainment, Inc. (c)	777,669	6,897,924
Pharmaceuticals, Biotechnology
& Life Sciences - 4.50%
Bio-Rad Laboratories, Inc. (b)	98,357	10,198,637
Johnson & Johnson	112,200	7,400,712
		17,599,349
Software & Services - 9.33%
Computer Sciences Corp.	172,000	5,149,680
CSG Systems International, Inc. (b)(c)	601,246	9,102,864
DST Systems, Inc.	18,350	995,121
EPIQ Systems, Inc. (c)	433,871	5,249,839
Mantech International Corp.	205,888	7,094,901
Microsoft Corp.	275,000	8,868,750
		36,461,155
Technology Hardware & Equipment - 2.98%
Dell, Inc. (b)	511,890	8,497,374
Tellabs, Inc.	775,000	3,138,750
		11,636,124
Telecommunication Services - 0.93%
Telephone & Data Systems, Inc.	156,769	3,629,202
TOTAL COMMON STOCKS
(Cost $197,768,257)		213,995,453

See notes to financial statements.

Intrepid Capital Fund

SCHEDULE OF INVESTMENTS (continued)
March 31, 2012 (Unaudited)

	Principal
	Amount	Value
CONVERTIBLE BONDS - 0.77%
Food & Staples Retailing - 0.77%
Spartan Stores, Inc.
3.375%, 05/15/2027	$3,101,000	$2,992,465
TOTAL CONVERTIBLE BONDS
(Cost $2,825,602)		2,992,465

CORPORATE BONDS - 21.83%
Capital Goods - 1.39%
Gibraltar Industries, Inc.
8.000%, 12/01/2015 (d)	5,284,000	5,416,100
Commercial & Professional Services - 1.36%
Ashtead Capital, Inc.
9.000%, 08/15/2016	3,312,000	3,456,900
Mobile Mini, Inc.
6.875%, 05/01/2015	1,815,000	1,833,150
		5,290,050
Consumer Durables & Apparel - 2.82%
Hanesbrands, Inc.
4.155%, 12/15/2014 (d)	2,290,000	2,292,885
Levi Strauss & Co.
8.875%, 04/01/2016	3,411,000	3,521,892
Smith & Wesson Holding Corp.
9.500%, 01/14/2016	5,089,000	5,203,503
		11,018,280
Consumer Services - 0.92%
Speedway Motorsports, Inc.
8.750%, 06/01/2016	3,285,000	3,597,075
Energy - 3.12%
Bill Barrett Corp.
9.875%, 07/15/2016	4,203,000	4,623,300
Energy Partners Ltd.
8.250%, 02/15/2018	1,176,000	1,192,170

See notes to financial statements.

Intrepid Capital Fund

SCHEDULE OF INVESTMENTS (continued)
March 31, 2012 (Unaudited)

	Principal
	Amount	Value
CORPORATE BONDS - 21.83% (continued)
Energy - 3.12% (continued)
Petroquest Energy, Inc.
10.000%, 09/01/2017	$6,182,000	$6,382,915
		12,198,385
Household & Personal Products - 2.53%
Amscan Holdings, Inc.
8.750%, 05/01/2014	4,489,000	4,505,879
Central Garden & Pet Co.
8.250%, 03/01/2018	5,202,000	5,364,562
		9,870,441
Materials - 0.30%
Silgan Holdings, Inc.
7.250%, 08/15/2016	1,050,000	1,179,938
Media - 0.77%
Scholastic Corp.
5.000%, 04/15/2013	2,977,000	3,021,655
Paper Manufacturing - 1.94%
Intertape Polymer US, Inc.
8.500%, 08/01/2014	7,549,000	7,586,745
Pharmaceuticals, Biotechnology
& Life Sciences - 0.49%
Bio-Rad Laboratories, Inc.
8.000%, 09/15/2016	1,739,000	1,930,290
Retailing - 2.89%
Collective Brands, Inc.
8.250%, 08/01/2013	3,555,000	3,581,698
HSN, Inc.
11.250%, 08/01/2016	4,000,000	4,340,040
PEP Boys-Manny Moe & Jack
7.500%, 12/15/2014	3,312,000	3,361,713
		11,283,451

See notes to financial statements.

Intrepid Capital Fund

SCHEDULE OF INVESTMENTS (continued)
March 31, 2012 (Unaudited)

	Principal
	Amount	Value
CORPORATE BONDS - 21.83% (continued)
Software & Services - 0.88%
Computer Sciences Corp.
6.500%, 03/15/2018	$3,183,000	$3,445,597
Transportation Equipment
Manufacturing - 1.27%
Affinia Group, Inc.
10.750%, 08/15/2016	3,313,000	3,627,735
Oshkosh Corp.
8.250%, 03/01/2017	1,220,000	1,323,700
		4,951,435
Truck Transportation - 1.15%
Quality Distribution LLC / QD Capital Corp.
9.875%, 11/01/2018	4,078,000	4,475,605
TOTAL CORPORATE BONDS
(Cost $83,684,682)		85,265,047

	Shares
REAL ESTATE INVESTMENT TRUST - 1.88%
Real Estate - 1.88%
Potlatch Corp.	234,219	7,340,423
TOTAL REAL ESTATE INVESTMENT TRUST
(Cost $7,448,166)		7,340,423
Total Investments - 79.26%
(Cost $291,726,707)		309,593,388
Other Assets in Excess of Liabilities - 20.74%		81,020,930
TOTAL NET ASSETS - 100.00%		$390,614,318

Percentages are stated as a percent of net assets.
(a)	Foreign issued security.
(b)	Non-income producing security.
(c)	Affiliated company. See Footnote 7.
(d)	Variable rate security. The rate shown is as of March 31, 2012.

See notes to financial statements.

Intrepid Small Cap Fund

SCHEDULE OF INVESTMENTS
March 31, 2012 (Unaudited)

	Shares	Value
COMMON STOCKS - 51.22%
Commercial & Professional Services - 2.29%
Securitas AB (a)	1,905,400	$18,374,878
Consumer Services - 4.19%
International Speedway Corp. - Class A	315,109	8,744,275
Regis Corp.	629,469	11,601,114
Speedway Motorsports, Inc.	710,098	13,264,630
		33,610,019
Diversified Financials - 3.34%
CoreLogic, Inc. (b)	964,513	15,740,852
Federated Investors, Inc.	492,148	11,029,037
		26,769,889
Energy - 2.89%
Bill Barrett Corp. (b)	892,949	23,225,604
Food, Beverage & Tobacco - 1.37%
Cott Corp. (a)(b)	1,664,695	10,970,340
Health Care Equipment & Services - 2.15%
Teleflex, Inc.	282,697	17,286,922
Household & Personal Products - 2.70%
American Greetings Corp.	1,100,587	16,883,005
Central Garden & Pet Co. - Class A (b)	194,458	1,872,630
Oil-Dri Corporation of America - Class A (c)	135,839	2,892,012
		21,647,647
Insurance - 6.05%
AMERISAFE, Inc. (b)	602,036	14,894,371
Aspen Insurance Holdings Ltd. (a)	600,181	16,769,057
Baldwin & Lyons, Inc. - Class B	259,708	5,812,265
Brown & Brown, Inc.	464,300	11,041,054
		48,516,747
Materials - 1.32%
Pan American Silver Corp. (a)	478,525	10,556,262
Media - 1.50%
World Wrestling Entertainment, Inc. (c)	1,352,429	11,996,045

See notes to financial statements.

Intrepid Small Cap Fund

SCHEDULE OF INVESTMENTS (continued)
March 31, 2012 (Unaudited)

	Shares	Value
COMMON STOCKS - 51.22% (continued)
Pharmaceuticals, Biotechnology
& Life Sciences - 4.38%
Bio-Rad Laboratories, Inc. (b)	229,831	$23,831,176
ICON PLC - ADR (b)	532,116	11,291,502
		35,122,678
Retailing - 3.24%
Aaron’s, Inc.	388,790	10,069,661
Core-Mark Holding Co., Inc.	227,201	9,301,609
Halfords Group PLC (a)	1,334,602	6,630,316
		26,001,586
Software & Services - 11.88%
Amdocs Ltd. (a)(b)	112,620	3,556,540
Computer Sciences Corp.	375,000	11,227,500
Convergys Corp. (b)	704,276	9,402,085
CSG Systems International, Inc. (b)(c)	1,487,299	22,517,707
EPIQ Systems, Inc. (c)	1,568,655	18,980,725
Global Payments, Inc.	153,654	7,293,955
Mantech International Corp.	575,044	19,816,016
TECMO KOEI HOLDINGS CO., Ltd. (a)	318,500	2,520,448
		95,314,976
Technology Hardware & Equipment - 2.77%
Ingram Micro, Inc. (b)	496,970	9,223,763
Tellabs, Inc.	3,206,540	12,986,487
		22,210,250
Telecommunication Services - 1.15%
Telephone & Data Systems, Inc.	398,613	9,227,891
TOTAL COMMON STOCKS
(Cost $374,201,062)		410,831,734

See notes to financial statements.

Intrepid Small Cap Fund

SCHEDULE OF INVESTMENTS (continued)
March 31, 2012 (Unaudited)

	Shares	Value
REAL ESTATE INVESTMENT TRUST - 1.99%
Real Estate - 1.99%
Potlatch Corp.	508,931	$15,949,898
TOTAL REAL ESTATE INVESTMENT TRUST
(Cost $15,459,019)		15,949,898

	Principal
	Amount
SHORT-TERM INVESTMENTS - 14.80%
U.S. Treasury Bills - 14.80%
0.025%, 04/12/2012 (d)	$50,000,000	49,999,618
0.020%, 05/03/2012 (d)	33,750,000	33,749,400
0.035%, 06/14/2012 (d)	35,000,000	34,997,482
TOTAL SHORT-TERM INVESTMENTS
(Cost $118,746,500)		118,746,500
Total Investments - 68.01%
(Cost $508,406,581)		545,528,132
Other Assets in Excess of Liabilities - 31.99%		256,616,404
TOTAL NET ASSETS - 100.00%		$802,144,536

Percentages are stated as a percent of net assets.
(a)	Foreign issued security.
(b)	Non-income producing security.
(c)	Affiliated company. See Footnote 7.
(d)	Rate shown is the effective yield based on purchase price. The calculation assumes the security is held to maturity.

SCHEDULE OF OPEN FORWARD CURRENCY CONTRACTS
March 31, 2012 (Unaudited)

		Amount of		Amount of
Forward	Currency to	Currency to	Currency to	Currency to	Unrealized
Expiration Date	be Received	be Received	be Delivered	be Delivered	Depreciation
7/10/12	U.S. Dollars	11,925,287	Swedish Krona	83,000,000	$(570,549)

See notes to financial statements.

Intrepid Income Fund

SCHEDULE OF INVESTMENTS
March 31, 2012 (Unaudited)

	Shares	Value
COMMON STOCKS - 1.80%
Media - 0.99%
World Wrestling Entertainment, Inc. (a)	105,820	$938,623
Retailing - 0.81%
Halfords Group PLC (b)	155,000	770,042
TOTAL COMMON STOCKS
(Cost $1,695,386)		1,708,665

PREFERRED STOCK - 0.35%
Insurance - 0.35%
Aspen Insurance Holdings Ltd., 7.401% (b)	13,000	335,010
TOTAL PREFERRED STOCK
(Cost $298,935)		335,010

	Principal
	Amount
CONVERTIBLE BONDS - 4.11%
Food & Staples Retailing - 4.11%
Spartan Stores, Inc.
3.375%, 05/15/2027	$4,043,000	3,901,495
TOTAL CONVERTIBLE BONDS
(Cost $3,588,100)		3,901,495

CORPORATE BONDS - 68.49%
Capital Goods - 3.66%
Gibraltar Industries, Inc.
8.000%, 12/01/2015 (c)	3,391,000	3,475,775
Commercial & Professional Services - 6.04%
Ashtead Capital, Inc.
9.000%, 08/15/2016	2,438,000	2,544,662
FTI Consulting, Inc.
7.750%, 10/01/2016	1,205,000	1,239,644
Mobile Mini, Inc.
6.875%, 05/01/2015	1,928,000	1,947,280
		5,731,586

See notes to financial statements.

Intrepid Income Fund

SCHEDULE OF INVESTMENTS (continued)
March 31, 2012 (Unaudited)

	Principal
	Amount	Value
CORPORATE BONDS - 68.49% (continued)
Consumer Durables & Apparel - 7.58%
Hanesbrands, Inc.
4.146%, 12/15/2014 (c)	$2,072,000	$2,074,611
Levi Strauss & Co.
8.875%, 04/01/2016	1,735,000	1,791,405
Smith & Wesson Holding Corp.
9.500%, 01/14/2016	3,256,000	3,329,260
		7,195,276
Consumer Services - 3.59%
Speedway Motorsports, Inc.
8.750%, 06/01/2016	3,113,000	3,408,735
Energy - 9.06%
Bill Barrett Corp.
9.875%, 07/15/2016	2,653,000	2,918,300
Energy Partners Ltd.
8.250%, 02/15/2018	1,874,000	1,899,768
Petroquest Energy, Inc.
10.000%, 09/01/2017	3,662,000	3,781,015
		8,599,083
General Merchandise Stores - 2.06%
Dollar General Corp.
11.875%, 07/15/2017	1,798,000	1,950,848
Household & Personal Products - 7.09%
Amscan Holdings, Inc.
8.750%, 05/01/2014	2,923,000	2,933,990
Central Garden & Pet Co.
8.250%, 03/01/2018	3,683,000	3,798,094
		6,732,084
Materials - 0.24%
Silgan Holdings, Inc.
7.250%, 08/15/2016	200,000	224,750

See notes to financial statements.

Intrepid Income Fund

SCHEDULE OF INVESTMENTS (continued)
March 31, 2012 (Unaudited)

	Principal
	Amount	Value
CORPORATE BONDS - 68.49% (continued)
Media - 2.00%
Scholastic Corp.
5.000%, 04/15/2013	$1,868,000	$1,896,020
Nonmetallic Mineral
Product Manufacturing - 3.25%
Libbey Glass, Inc.
10.000%, 02/15/2015	2,881,000	3,079,069
Paper Manufacturing - 3.99%
Intertape Polymer US, Inc.
8.500%, 08/01/2014	3,763,000	3,781,815
Pharmaceuticals, Biotechnology
& Life Sciences - 2.64%
Bio-Rad Laboratories, Inc.
8.000%, 09/15/2016	2,253,000	2,500,830
Retailing - 9.96%
Collective Brands, Inc.
8.250%, 08/01/2013	2,630,000	2,649,751
HSN, Inc.
11.250%, 08/01/2016	2,904,000	3,150,869
PEP Boys-Manny Moe & Jack
7.500%, 12/15/2014	3,597,000	3,650,991
		9,451,611
Software & Services - 1.13%
Computer Sciences Corp.
6.500%, 03/15/2018	988,000	1,069,510
Transportation Equipment
Manufacturing - 3.89%
Affinia Group, Inc.
10.750%, 08/15/2016	1,687,000	1,847,265
Oshkosh Corp.
8.250%, 03/01/2017	1,699,000	1,843,415
		3,690,680

See notes to financial statements.

Intrepid Income Fund

SCHEDULE OF INVESTMENTS (continued)
March 31, 2012 (Unaudited)

	Principal
	Amount	Value
CORPORATE BONDS - 68.49% (continued)
Truck Transportation - 2.31%
Quality Distribution LLC / QD Capital Corp.
9.875%, 11/01/2018	$2,000,000	$2,195,000
TOTAL CORPORATE BONDS
(Cost $63,418,081)		64,982,672

	Shares
REAL ESTATE INVESTMENT TRUST - 2.01%
Real Estate - 2.01%
Potlatch Corp.	60,700	1,902,338
TOTAL REAL ESTATE INVESTMENT TRUST
(Cost $1,979,858)		1,902,338
Total Investments - 76.76%
(Cost $70,980,360)		72,830,180
Other Assets in Excess of Liabilities - 23.24%		22,053,995
TOTAL NET ASSETS - 100.00%		$94,884,175

Percentages are stated as a percent of net assets.
(a)	Affiliated company. See Footnote 7.
(b)	Foreign issued security.
(c)	Variable rate security. The rate listed is as of March 31, 2012.

See notes to financial statements.

Intrepid All Cap Fund

SCHEDULE OF INVESTMENTS
March 31, 2012 (Unaudited)

	Shares	Value
COMMON STOCKS - 64.46%
Consumer Services - 7.29%
International Speedway Corp. - Class A	45,600	$1,265,400
Regis Corp.	48,176	887,884
Speedway Motorsports, Inc.	78,511	1,466,585
		3,619,869
Diversified Financials - 7.18%
The Bank Of New York Mellon Corp.	83,900	2,024,507
CoreLogic, Inc. (a)	65,841	1,074,525
Federated Investors, Inc.	20,791	465,926
		3,564,958
Energy - 2.67%
Bill Barrett Corp. (a)	51,000	1,326,510
Food, Beverage & Tobacco - 5.08%
Cott Corp. (a)(b)	106,031	698,744
Molson Coors Brewing Co.	40,300	1,823,575
		2,522,319
Health Care Equipment & Services - 4.86%
CR Bard, Inc.	13,270	1,310,014
Teleflex, Inc.	18,100	1,106,815
		2,416,829
Household & Personal Products - 1.81%
American Greetings Corp.	58,711	900,627
Insurance - 5.32%
Aspen Insurance Holdings Ltd. (b)	35,200	983,488
Brown & Brown, Inc.	18,870	448,729
The Travelers Companies, Inc.	20,445	1,210,344
		2,642,561
Materials - 0.92%
Pan American Silver Corp. (b)	20,800	458,848
Media - 1.95%
World Wrestling Entertainment, Inc. (c)	109,169	968,329

See notes to financial statements.

Intrepid All Cap Fund

SCHEDULE OF INVESTMENTS (continued)
March 31, 2012 (Unaudited)

	Shares	Value
COMMON STOCKS - 64.46% (continued)
Pharmaceuticals, Biotechnology
& Life Sciences - 5.77%
Bio-Rad Laboratories, Inc. (a)	12,021	$1,246,458
ICON PLC - ADR (a)	24,600	522,012
Johnson & Johnson	16,650	1,098,234
		2,866,704
Retailing - 0.86%
Halfords Group PLC (b)	86,500	429,733
Software & Services - 10.66%
CSG Systems International, Inc. (a)(c)	95,050	1,439,057
EPIQ Systems, Inc. (c)	45,249	547,513
Mantech International Corp.	18,210	627,517
Microsoft Corp.	63,500	2,047,875
SAIC, Inc.	47,900	632,280
		5,294,242
Technology Hardware & Equipment - 6.56%
Dell, Inc. (a)	106,190	1,762,754
Tellabs, Inc.	369,535	1,496,617
		3,259,371
Telecommunication Services - 3.53%
Telephone & Data Systems, Inc.	75,763	1,753,913
TOTAL COMMON STOCKS
(Cost $30,086,541)		32,024,813

See notes to financial statements.

Intrepid All Cap Fund

SCHEDULE OF INVESTMENTS (continued)
March 31, 2012 (Unaudited)

	Shares	Value
REAL ESTATE INVESTMENT TRUST - 2.02%
Real Estate - 2.02%
Potlatch Corp.	31,965	$1,001,783
TOTAL REAL ESTATE INVESTMENT TRUST
(Cost $987,586)		1,001,783
Total Investments - 66.48%
(Cost $31,074,127)		33,026,596
Other Assets in Excess of Liabilities - 33.52%		16,655,424
TOTAL NET ASSETS - 100.00%		$49,682,020

Percentages are stated as a percent of net assets.
(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	Affiliated company. See Footnote 7.

See notes to financial statements.

Intrepid Funds

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2012 (Unaudited)

	Intrepid	Intrepid Small
	Capital Fund	Cap Fund
ASSETS:
Investments, at market value(1)
Unaffiliated issuers	$281,729,570	$474,247,272
Affiliated issuers	27,863,818	71,280,860
Income receivable	1,734,404	165,294
Receivable for fund shares sold	611,081	2,196,400
Receivable for investments sold	—	1,656,322
Cash	84,118,092	258,133,622
Other assets	53,398	105,645
Total assets	396,110,363	807,785,415
LIABILITIES:
Depreciation on forward currency contracts	—	570,549
Payable for fund shares redeemed	297,639	2,457,714
Payable for investment securities purchased	4,672,770	1,510,186
Payable to Investment Adviser	319,371	660,696
Accrued distribution fees	45,489	114,097
Other expenses	160,776	327,637
Total liabilities	5,496,045	5,640,879
Total net assets	$390,614,318	$802,144,536
NET ASSETS CONSIST OF:
Capital stock	$366,808,785	$750,700,408
Accumulated net investment loss	(108,490)	(1,367,327)
Accumulated undistributed net realized gain on investments	6,047,342	16,260,054
Unrealized appreciation (depreciation) on:
Investments and foreign currency translation	17,866,681	37,121,950
Forward currency contracts	—	(570,549)
Total net assets	$390,614,318	$802,144,536
Investor Class
Net Assets	$295,651,205	$733,633,686
Shares outstanding	25,997,918	47,338,406
Institutional Class
Net Assets	94,963,113	68,510,850
Shares outstanding	8,346,032	4,389,021
Total shares outstanding (unlimited
shares of no par value authorized)	34,343,950	51,727,427
Investor Class Net asset value, offering
and redemption price per share	$11.37	$15.50
Institutional Class Net asset value, offering
and redemption price per share	$11.38	$15.61
(1) Cost of Investments
Unaffiliated issuers	$264,532,805	$439,381,693
Affiliated issuers	27,193,902	69,024,888

See notes to financial statements.

Intrepid Funds

STATEMENT OF ASSETS AND LIABILITIES (continued)
March 31, 2012 (Unaudited)

	Intrepid	Intrepid
	Income Fund	All Cap Fund
ASSETS:
Investments, at market value(1)
Unaffiliated issuers	$71,891,557	$30,071,697
Affiliated issuers	938,623	2,954,899
Income receivable	1,278,595	4,043
Receivable for fund shares sold	32,321	26,950
Cash	20,899,290	17,198,261
Other assets	20,812	16,541
Total assets	95,061,198	50,272,391
LIABILITIES:
Payable for fund shares redeemed	3,000	5,500
Payable for investment securities purchased	51,619	468,873
Payable to Investment Adviser	52,189	34,894
Accrued distribution fees	7,838	40,887
Other expenses	62,377	40,217
Total liabilities	177,023	590,371
Total net assets	$94,884,175	$49,682,020
NET ASSETS CONSIST OF:
Capital stock	$92,917,366	$46,372,488
Accumulated net investment loss	(49,503)	(62,041)
Accumulated undistributed net realized gain on investments	166,492	1,419,104
Unrealized appreciation on:
Investments and foreign currency translation	1,849,820	1,952,469
Total net assets	$94,884,175	$49,682,020
Investor Class
Net Assets	$39,075,523	$49,682,020
Shares outstanding	3,989,550	4,790,677
Institutional Class
Net Assets	55,808,652	—
Shares outstanding	5,704,875	—
Total shares outstanding (unlimited
shares of no par value authorized)	9,694,425	4,790,677
Investor Class Net asset value, offering
and redemption price per share	$9.79	$10.37
Institutional Class Net asset value, offering
and redemption price per share	$9.78	N/A
(1) Cost of Investments
Unaffiliated issuers	$69,996,382	$27,884,010
Affiliated issuers	983,978	3,190,117

See notes to financial statements.

Intrepid Funds

STATEMENT OF OPERATIONS
For the six months ended March 31, 2012 (Unaudited)

	Intrepid	Intrepid Small
	Capital Fund	Cap Fund
INVESTMENT INCOME:
Dividend income
Unaffiliated issuers*	$1,640,157	$3,084,127
Affiliated issuers (See Note 7)	176,161	422,096
Interest income	3,023,343	43,952
Total investment income	4,839,661	3,550,173

Advisory fees (See Note 3)	1,671,909	3,560,822
Distribution (12b-1) fees - Investor Class Only	305,967	812,866
Administration fees	146,876	292,957
Fund accounting fees	41,006	83,741
Shareholder servicing fees and expenses	37,928	94,959
Federal and state registration	26,279	48,017
Custody fees	17,904	46,488
Reports to shareholders	14,084	46,248
Audit fees	12,949	12,949
Trustees fees and expenses	8,481	18,362
Insurance	7,542	18,982
Legal fees	4,154	4,351
Miscellaneous	2,239	4,339
Total expenses before Adviser reimbursement	2,297,318	5,045,081
Expenses reimbursed by Adviser	(68,655)	(137,270)
Net expenses	2,228,663	4,907,811
Net investment income (loss)	2,610,998	(1,357,636)

NET REALIZED AND UNREALIZED
LOSS ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	8,412,751	26,734,934
Investments in affiliated issuers (See Note 7)	678,834	1,580,656
Foreign currency translation	—	(264)
Forward currency contracts	(333,116)	(24,270)
Net change in unrealized appreciation (depreciation) on:
Investments	28,063,732	50,743,232
Foreign currency translation	2,821,213	12,423,359
Forward currency contracts	333,116	(381,292)
Net realized and unrealized gain	39,976,530	91,076,355
Net increase in net assets resulting from operations	$42,587,528	$89,718,719

* Net of foreign taxes withheld	$—	$26,904

See notes to financial statements.

Intrepid Funds

STATEMENT OF OPERATIONS (continued)
For the six months ended March 31, 2012 (Unaudited)

	Intrepid	Intrepid All
	Income Fund	Cap Fund
INVESTMENT INCOME:
Dividend income
Unaffiliated issuers*	$66,189	$281,169
Affiliated issuers (See Note 7)	12,000	14,367
Interest income	2,512,605	437
Total investment income	2,590,794	295,973

Advisory fees (See Note 3)	330,205	212,198
Distribution (12b-1) fees - Investor Class Only	45,176	53,049
Administration fees	38,527	18,664
Fund accounting fees	12,627	6,270
Shareholder servicing fees and expenses	19,402	11,386
Federal and state registration	17,569	16,434
Custody fees	4,933	3,620
Reports to shareholders	3,109	2,693
Audit fees	12,954	12,954
Trustees fees and expenses	2,177	997
Insurance	2,042	838
Legal fees	4,077	4,082
Miscellaneous	967	669
Total expenses before Adviser reimbursement	493,765	343,854
Expenses reimbursed by Adviser	(52,339)	(46,777)
Net expenses	441,426	297,077
Net investment income (loss)	2,149,368	(1,104)

NET REALIZED AND UNREALIZED
LOSS ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	286,328	2,277,914
Investments in affiliated issuers (See Note 7)	—	34,087
Net change in unrealized appreciation (depreciation) on:
Investments	2,303,626	4,931,608
Foreign currency translation	(39,838)	16,855
Net realized and unrealized gain	2,550,116	7,260,464
Net increase in net assets resulting from operations	$4,699,484	$7,259,360

* Net of foreign taxes withheld	$2,158	$1,321

See notes to financial statements.

Intrepid Capital Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months	Year
	Ended	Ended
	March 31, 2012	September 30, 2011
	(Unaudited)
OPERATIONS:
Net investment income	$2,610,998	$4,593,349
Net realized gain on investments
and foreign currency translation	8,758,469	19,483,962
Net change in unrealized
appreciation (depreciation)	31,218,061	(25,528,791)
Net increase (decrease) in assets
resulting from operations	42,587,528	(1,451,480)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income - Investor Class	(1,850,946)	(3,282,777)
From net investment income - Institutional Class	(739,283)	(1,658,534)
From net realized gain - Investor Class	(14,686,184)	(5,139,117)
From net realized gain - Institutional Class	(5,492,289)	(2,698,136)
Total distributions	(22,768,702)	(12,778,564)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold - Investor Class	109,458,160	171,894,883
Proceeds from shares sold - Institutional Class	11,478,766	16,606,353
Proceeds from shares issued to holders in
reinvestment of dividends - Investor Class	11,676,699	6,558,863
Proceeds from shares issued to holders in
reinvestment of dividends - Institutional Class	5,301,360	4,174,562
Cost of shares redeemed - Investor Class(1)	(38,514,571)	(104,984,253)
Cost of shares redeemed - Institutional Class(2)	(9,177,800)	(22,690,694)
Net increase in net assets from
capital share transactions	90,222,614	71,559,714

TOTAL INCREASE IN NET ASSETS	110,041,440	57,329,670

NET ASSETS:
Beginning of period	280,572,878	223,243,208
End of period (including accumulated net
investment loss of $108,490 and $129,259)	$390,614,318	$280,572,878

(1)	Net of redemption fees of $6,190 and $13,692, respectively.
(2)	Net of redemption fees of $1,981 and $0, respectively.

See notes to financial statements.

Intrepid Small Cap Fund

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Six Months	Year
	Ended	Ended
	March 31, 2012	September 30, 2011
	(Unaudited)
OPERATIONS:
Net investment loss	$(1,357,636)	$(3,300,934)
Net realized gain on investments
and foreign currency translation	28,291,056	79,262,195
Net change in unrealized
appreciation (depreciation)	62,785,299	(69,955,377)
Net increase in assets resulting from operations	89,718,719	6,005,884

DISTRIBUTIONS TO SHAREHOLDERS:
From net realized gain - Investor Class	(71,079,314)	(35,837,950)
From net realized gain - Institutional Class	(6,908,737)	(3,297,726)
Total distributions	(77,988,051)	(39,135,676)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold - Investor Class	254,363,053	410,720,841
Proceeds from shares sold - Institutional Class	21,620,482	32,171,293
Proceeds from shares issued to holders in
reinvestment of dividends - Investor Class	66,939,920	34,530,261
Proceeds from shares issued to holders in
reinvestment of dividends - Institutional Class	5,292,954	2,816,212
Cost of shares redeemed - Investor Class(1)	(141,437,135)	(383,021,308)
Cost of shares redeemed - Institutional Class(2)	(8,977,752)	(35,582,656)
Net increase in net assets from
capital share transactions	197,801,522	61,634,643

TOTAL INCREASE IN NET ASSETS	209,532,190	28,504,851

NET ASSETS:
Beginning of period	592,612,346	564,107,495
End of period (including accumulated net
investment loss of $1,367,327 and $9,691)	$802,144,536	$592,612,346

(1)	Net of redemption fees of $39,632 and $89,462, respectively.
(2)	Net of redemption fees of $2,307 and $611, respectively.

See notes to financial statements.

Intrepid Income Fund

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Six Months	Year
	Ended	Ended
	March 31, 2012	September 30, 2011
	(Unaudited)
OPERATIONS:
Net investment income	$2,149,368	$3,242,062
Net realized gain on investments	286,328	1,464,635
Net change in unrealized
appreciation (depreciation)	2,263,788	(2,569,269)
Net increase in assets
resulting from operations	4,699,484	2,137,428

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income - Investor Class	(864,952)	(1,255,010)
From net investment income - Institutional Class	(1,233,654)	(2,111,551)
From net realized gain - Investor Class	(560,848)	(3,454)
From net realized gain - Institutional Class	(733,271)	(5,496)
Total distributions	(3,392,725)	(3,375,511)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold - Investor Class	11,546,877	20,528,246
Proceeds from shares sold - Institutional Class	6,696,978	38,461,065
Proceeds from shares issued to holders in
reinvestment of dividends - Investor Class	1,309,325	1,106,532
Proceeds from shares issued to holders in
reinvestment of dividends - Institutional Class	1,965,929	2,116,255
Cost of shares redeemed - Investor Class(1)	(6,376,247)	(30,588,699)
Cost of shares redeemed - Institutional Class(2)	(4,147,299)	(14,206,335)
Net increase in net assets from
capital share transactions	10,995,563	17,417,064

TOTAL INCREASE IN NET ASSETS	12,302,322	16,178,981

NET ASSETS:
Beginning of period	82,581,853	66,402,872
End of period (including accumulated net
investment loss of $49,503 and $100,265)	$94,884,175	$82,581,853

(1)	Net of redemption fees of $796 and $96, respectively.
(2)	Net of redemption fees of $0 and $0, respectively.

See notes to financial statements.

Intrepid All Cap Fund

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Six Months	Year
	Ended	Ended
	March 31, 2012	September 30, 2011
	(Unaudited)
OPERATIONS:
Net investment loss	$(1,104)	$(109,327)
Net realized gain on investments	2,312,001	1,806,533
Net change in unrealized
appreciation (depreciation)	4,948,463	(4,678,641)
Net increase (decrease) in assets
resulting from operations	7,259,360	(2,981,435)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(60,937)	—
From net realized gain	(2,375,902)	(1,803,667)
Total distributions	(2,436,839)	(1,803,667)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	8,575,786	25,794,768
Proceeds from shares issued to holders
in reinvestment of dividends	2,305,781	1,803,339
Cost of shares redeemed(1)	(2,377,865)	(7,858,138)
Net increase in net assets from
capital share transactions	8,503,702	19,739,969

TOTAL INCREASE IN NET ASSETS	13,326,223	14,954,867

NET ASSETS:
Beginning of period	36,355,797	21,400,930
End of period (including accumulated net
investment loss of $62,041 and $0)	$49,682,020	$36,355,797

(1)	Net of redemption fees of $148 and $206, respectively.

See notes to financial statements.

Intrepid Capital Fund – Investor Class

FINANCIAL HIGHLIGHTS

Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:

	Period
	Ended
	March 31,		Year Ended September 30,
	2012		2011	2010	2009	2008	2007
	(Unaudited)
NET ASSET VALUE:
Beginning of period	$10.70		$11.09	$9.99	$9.67	$10.55	$10.18
OPERATIONS:
Net investment income(1)	0.08		0.16	0.16	0.23	0.18	0.47
Net realized and unrealized
gain (loss) on investment
securities	1.40		(0.05)	1.24	0.52	(0.30)	0.55
Total from
operations(2)	1.48		0.11	1.40	0.75	(0.12)	1.02
LESS DISTRIBUTIONS:
From net
investment income	(0.08)		(0.17)	(0.15)	(0.23)	(0.18)	(0.47)
From net realized gains	(0.73)		(0.33)	(0.15)	(0.20)	(0.58)	(0.18)
Total distributions	(0.81)		(0.50)	(0.30)	(0.43)	(0.76)	(0.65)
NET ASSET VALUE:
End of period	$11.37		$10.70	$11.09	$9.99	$9.67	$10.55
Total return	14.31	%(4)	0.74%	14.27%	8.85%	(1.41)%	10.10%
Net assets at end of
period (000s omitted)	$295,651		$198,898	$136,991	$74,598	$36,498	$33,482
RATIO OF EXPENSES TO
AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	1.44	%(5)	1.46%	1.53%	1.71%	1.79%	1.95%
After expense
reimbursement/recoupment	1.40	%(5)	1.40%	1.45%	1.80%	1.95%	1.95	%(3)
RATIO OF NET INVESTMENT
INCOME TO AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	1.46	%(5)	1.37%	1.54%	2.79%	1.95%	4.35%
After expense
reimbursement/recoupment	1.50	%(5)	1.43%	1.62%	2.70%	1.79%	4.35	%(3)
Portfolio turnover rate	32	%(4)	88%	54%	60%	86%	40%

(1)	Net investment income per share is calculated using the ending balances prior to consideration or adjustment for permanent book-to-tax differences.
(2)
Total from investment operations per share includes redemption fees of less than $0.01 per share for the six months ended March 31, 2012 and five years ended September 30, 2011, 2010, 2009, 2008 and 2007.

(3)	The recouped amount is less than .01%
(4)	Not annualized.
(5)	Annualized.

See notes to financial statements.

Intrepid Capital Fund – Institutional Class

FINANCIAL HIGHLIGHTS (continued)

Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:

	Period		Year	April 30, 2010(1)
	Ended		Ended	through
	March 31,		September 30,	September 30,
	2012		2011	2010
	(Unaudited)
NET ASSET VALUE:
Beginning of period	$10.70		$11.10	$11.17
OPERATIONS:
Net investment income(2)	0.10		0.18	0.07
Net realized and unrealized
gain (loss) on investment securities	1.40		(0.05)	(0.06)
Total from operations(3)	1.50		0.13	0.01
LESS DISTRIBUTIONS:
From net investment income	(0.09)		(0.20)	(0.08)
From net realized gains	(0.73)		(0.33)	—
Total distributions	(0.82)		(0.53)	(0.08)
NET ASSET VALUE:
End of period	$11.38		$10.70	$11.10
Total return	14.54	%(4)	0.93%	0.09	%(4)
Net assets at end of period (000s omitted)	$94,963		$81,675	$86,252
RATIO OF EXPENSES
TO AVERAGE NET ASSETS:
Before expense reimbursement	1.19	%(5)	1.21%	1.31	%(5)
After expense reimbursement	1.15	%(5)	1.15%	1.15	%(5)
RATIO OF NET INVESTMENT INCOME
TO AVERAGE NET ASSETS:
Before expense reimbursement	1.70	%(5)	1.58%	1.66	%(5)
After expense reimbursement	1.74	%(5)	1.64%	1.82	%(5)
Portfolio turnover rate	32	%(4)	88%	54	%(4)

(1)	Commencement of Operations.
(2)	Net investment income per share is calculated using the ending balances prior to consideration or adjustment for permanent book-to-tax differences.
(3)	Total from investment operations includes redemption fees of less than $0.01 per share for the six months ended March 31, 2012 and the period ended September 30, 2010.
(4)	Not annualized.
(5)	Annualized.

See notes to financial statements.

Intrepid Small Cap Fund – Investor Class

FINANCIAL HIGHLIGHTS (continued)

Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:

	Period
	Ended
	March 31,		Year Ended September 30,
	2012		2011	2010	2009	2008	2007
	(Unaudited)
NET ASSET VALUE:
Beginning of period	$15.26		$15.98	$14.66	$11.60	$12.04	$10.37
OPERATIONS:
Net investment
income (loss)(1)	(0.03)		(0.09)	(0.02)	(0.01)	0.04	0.14
Net realized and unrealized
gain on investment
securities	2.14		0.32	2.18	3.32	0.07	1.57
Total from
operations(2)	2.11		0.23	2.16	3.31	0.11	1.71
LESS DISTRIBUTIONS:
From net investment income	—		—	—	(0.02)	(0.11)	(0.04)
From net realized gains	(1.87)		(0.95)	(0.84)	(0.23)	(0.44)	—
Total distributions	(1.87)		(0.95)	(0.84)	(0.25)	(0.55)	(0.04)
NET ASSET VALUE:
End of period	$15.50		$15.26	$15.98	$14.66	$11.60	$12.04
Total return	14.54	%(3)	1.02%	15.30%	29.35%	0.74%	16.46%
Net assets at end of
period (000s omitted)	$733,634		$542,883	$511,726	$242,899	$20,494	$5,387
RATIO OF EXPENSES
TO AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	1.44	%(4)	1.45%	1.49%	1.62%	2.28%	4.80%
After expense
reimbursement/recoupment	1.40	%(4)	1.40%	1.40%	1.57%	1.95%	1.95%
RATIO OF NET INVESTMENT
INCOME (LOSS) TO
AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	(0.44	)%(4)	(0.54)%	(0.23)%	(0.16)%	0.24%	(1.27)%
After expense
reimbursement/recoupment	(0.40	)%(4)	(0.49)%	(0.14)%	(0.11)%	0.57%	1.58%
Portfolio turnover rate	31	%(3)	88%	61%	163%	159%	126%

(1)	Net investment income (loss) per share is calculated using the ending balances prior to consideration or adjustment for permanent book-to-tax differences.
(2)
Total from investment operations per share includes redemption fees of less than $0.01 per share for the six months ended March 31, 2012 and five years ended September 30, 2011, 2010, 2009, 2008 and 2007.

(3)	Not annualized.
(4)	Annualized.

See notes to financial statements.

Intrepid Small Cap Fund – Institutional Class

FINANCIAL HIGHLIGHTS (continued)

Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:

				November 3,
	Period		Year	2009(1)
	Ended		Ended	through
	March 31,		September 30,	September 30,
	2012		2011	2010
	(Unaudited)
NET ASSET VALUE:
Beginning of period	$15.34		$16.02	$14.52
OPERATIONS:
Net investment income (loss)(2)	(0.03)		(0.02)	0.01
Net realized and unrealized
gain on investment securities	2.17		0.29	2.33
Total from operations(3)	2.14		0.27	2.34
LESS DISTRIBUTIONS:
From net realized gains	(1.87)		(0.95)	(0.84)
Total distributions	(1.87)		(0.95)	(0.84)
NET ASSET VALUE:
End of period	$15.61		$15.34	$16.02
Total return	14.67	%(4)	1.28%	16.70	%(4)
Net assets at end of period (000s omitted)	$68,511		$49,729	$52,381
RATIO OF EXPENSES
TO AVERAGE NET ASSETS:
Before expense reimbursement	1.19	%(5)	1.20%	1.26	%(5)
After expense reimbursement	1.15	%(5)	1.15%	1.15	%(5)
RATIO OF NET INVESTMENT
INCOME (LOSS) TO AVERAGE NET ASSETS:
Before expense reimbursement	(0.19	)%(5)	(0.29)%	0.01	%(5)
After expense reimbursement	(0.15	)%(5)	(0.24)%	0.12	%(5)
Portfolio turnover rate	31	%(4)	88%	61	%(4)

(1)	Commencement of Operations.
(2)	Net investment income per share is calculated using the ending balances prior to consideration or adjustment for permanent book-to-tax differences.
(3)	Total from investment operations per share includes redemption fees of less than $0.01 for the six months ended March 31, 2012, year ended September 30, 2011, and the period ended September 30, 2010.
(4)	Not annualized.
(5)	Annualized.

See notes to financial statements.

Intrepid Income Fund – Investor Class

FINANCIAL HIGHLIGHTS (continued)

Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:

	Period								July 2, 2007(1)
	Ended		Year Ended						through
	March 31,		September 30,						September 30,
	2012		2011		2010	2009	2008		2007
	(Unaudited)
NET ASSET VALUE:
Beginning of period	$9.65		$9.77		$9.51	$9.43	$9.94		$10.00
OPERATIONS:
Net investment income(2)	0.21		0.41		0.52	0.57	0.46		0.13
Net realized and
unrealized gain (loss) on
investment securities	0.30		(0.13)		0.24	0.09	(0.51)		(0.06)
Total from
operations(3)	0.51		0.28		0.76	0.66	(0.05)		0.07
LESS DISTRIBUTIONS:
From net
investment income	(0.22)		(0.40)		(0.50)	(0.58)	(0.46)		(0.13)
From net realized gains	(0.15)		(0.00	)(4)	—	—	(0.00	)(4)	—
Total distributions	(0.37)		(0.40)		(0.50)	(0.58)	(0.46)		(0.13)
NET ASSET VALUE:
End of period	$9.79		$9.65		$9.77	$9.51	$9.43		$9.94
Total return	5.36	%(5)	2.86%		8.10%	7.67%	(0.55)%		0.67	%(5)
Net assets at end of
period (000s omitted)	$39,076		$32,131		$41,456	$53,972	$28,743		$21,872
RATIO OF EXPENSES TO
AVERAGE NET ASSETS:
Before expense
reimbursement	1.27	%(6)	1.31%		1.33%	1.45%	1.61%		2.19	%(6)
After expense
reimbursement	1.15	%(6)	1.15%		1.24%	1.25%	1.25%		1.25	%(6)
RATIO OF NET INVESTMENT
INCOME TO AVERAGE NET ASSETS:
Before expense
reimbursement	4.61	%(6)	3.80%		4.95%	6.53%	4.62%		4.51	%(6)
After expense
reimbursement	4.73	%(6)	3.96%		5.04%	6.73%	4.98%		5.45	%(6)
Portfolio turnover rate	28	%(5)	77%		67%	45%	44%		12	%(5)

(1)	Commencement of Operations.
(2)	Net investment income per share is calculated using the ending balances prior to consideration or adjustment for permanent book-to-tax differences.
(3)
Total from investment operations per share includes redemption fees of less than $0.01 per share for the six months ended March 31, 2012 and for each of three years ended September 30, 2011, 2010 and 2009.

(4)	The amount represents less than $0.01 per share.
(5)	Not annualized.
(6)	Annualized.

See notes to financial statements.

Intrepid Income Fund – Institutional Class

FINANCIAL HIGHLIGHTS (continued)

Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:

					August 16,
	Period		Year		2010(1)
	Ended		Ended		through
	March 31,		September 30,		September 30,
	2012		2011		2010
	(Unaudited)
NET ASSET VALUE:
Beginning of period	$9.63		$9.77		$9.73
OPERATIONS:
Net investment income(2)	0.25		0.38		0.05
Net realized and unrealized
gain (loss) on investment securities	0.28		(0.09)		0.10
Total from operations	0.53		0.29		0.15
LESS DISTRIBUTIONS:
From net investment income	(0.23)		(0.43)		(0.11)
From net realized gains	(0.15)		(0.00	)(3)	—
Total distributions	(0.38)		(0.43)		(0.11)
NET ASSET VALUE:
End of period	$9.78		$9.63		$9.77
Total return	5.60	%(4)	2.97%		1.59	%(4)
Net assets at end of period (000s omitted)	$55,809		$50,451		$24,947
RATIO OF EXPENSES
TO AVERAGE NET ASSETS:
Before expense reimbursement	1.02	%(5)	1.07%		1.22	%(5)
After expense reimbursement	0.90	%(5)	0.90%		0.90	%(5)
RATIO OF NET INVESTMENT INCOME
TO AVERAGE NET ASSETS:
Before expense reimbursement	4.87	%(5)	4.09%		4.56	%(5)
After expense reimbursement	4.99	%(5)	4.26%		4.88	%(5)
Portfolio turnover rate	28	%(4)	77%		67	%(4)

(1)	Commencement of Operations.
(2)	Net investment income per share is calculated using the ending balances prior to consideration or adjustment for permanent book-to-tax differences.
(3)	The amount represents less than $0.01 per share.
(4)	Not annualized.
(5)	Annualized.

See notes to financial statements.

Intrepid All Cap Fund

FINANCIAL HIGHLIGHTS (continued)

Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:

						October 31,
	Period					2007(1)
	Ended		Year Ended			through
	March 31,		September 30,			September 30,
	2012		2011	2010	2009	2008
	(Unaudited)
NET ASSET VALUE:
Beginning of period	$9.23		$10.23	$9.03	$8.74	$10.00
OPERATIONS:
Net investment income (loss)(2)	0.00	(6)	(0.03)	(0.05)	0.01	0.02
Net realized and unrealized gain (loss)
on investment securities	1.76		(0.16)	1.30	0.30	(1.27)
Total from operations(3)	1.76		(0.19)	1.25	0.31	(1.25)
LESS DISTRIBUTIONS:
From net investment income	(0.01)		—	—	(0.02)	(0.01)
From net realized gains	(0.61)		(0.81)	(0.05)	—	—
Total distributions	(0.62)		(0.81)	(0.05)	(0.02)	(0.01)
NET ASSET VALUE:
End of period	$10.37		$9.23	$10.23	$9.03	$8.74
Total return	19.80	%(4)	(2.61)%	13.93%	3.53%	(12.50	)%(4)
Net assets at end of
period (000s omitted)	$49,682		$36,356	$21,401	$16,452	$6,250
RATIO OF EXPENSES
TO AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	1.62	%(5)	1.69%	1.98%	2.65%	2.99	%(5)
After expense
reimbursement/recoupment	1.40	%(5)	1.54%	1.95%	1.95%	1.95	%(5)
RATIO OF NET INVESTMENT
INCOME (LOSS) TO
AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	(0.23	)%(5)	(0.48)%	(0.52)%	(0.65)%	(0.80	)%(5)
After expense
reimbursement/recoupment	(0.01	)%(5)	(0.33)%	(0.49)%	0.05%	0.24	%(5)
Portfolio turnover rate	35	%(4)	74%	82%	93%	85	%(4)

(1)	Commencement of Operations.
(2)	Net investment income (loss) per share is calculated using the ending balances prior to consideration or adjustment for permanent book-to-tax differences.
(3)	Total from investment operations per share includes redemption fees of less than $0.01 per share for the six months ended March 31, 2012 and the years ended September 30, 2011, 2010 and 2009.
(4)	Not annualized.
(5)	Annualized.
(6)	Amount is less than $0.01 per share.

See notes to financial statements.

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS
March 31, 2012 (Unaudited)

1.	ORGANIZATION

Intrepid Capital Management Funds Trust (the “Trust”) was organized as a Delaware Statutory Trust on August 27, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company issuing shares in series, each series representing a distinct portfolio with its own investment objectives and policies.  At March 31, 2012, the Trust consisted of four series (the “Funds”): Intrepid Capital Fund, Intrepid Small Cap Fund, Intrepid Income Fund and Intrepid All Cap Fund.  The Intrepid Capital Fund’s Investor Class commenced operations on January 3, 2005, the Intrepid Capital Fund’s Institutional Class commenced operations on April 30, 2010, the Intrepid Small Cap Fund’s Investor Class commenced operations on October 3, 2005, the Intrepid Small Cap Fund’s Institutional Class commenced operations on November 3, 2009, the Intrepid Income Fund’s Investor Class commenced operations on July 2, 2007, the Intrepid Income Fund’s Institutional Class commenced operations on August 16, 2010 and the Intrepid All Cap Fund commenced operations on October 31, 2007.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States (“GAAP”).

Valuation of Securities

The Trust has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.  These inputs are summarized in the three broad levels listed below.

Level 1 – Quoted prices in active markets for identical securities.
Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Equity investments, including common stocks, foreign issued common stocks, exchange-traded funds, closed end mutual funds and real estate investments trusts, which are traded on an exchange are valued at the last sale price reported by the exchange on which the securities are primarily traded on the day of valuation.  If there are no sales on a given day for securities traded on an exchange, the latest bid quotation will be used.  If there is no Nasdaq Official Closing Price for a Nasdaq-

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
March 31, 2012 (Unaudited)

listed security or sale price available for an over-the-counter security, the mean of the latest bid and asked quotations from Nasdaq will be used.  When using the market quotations or closing price provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security.

Investment in mutual funds, including money market funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the funds and will be classified as Level 1 securities.

Debt securities, such as corporate bonds, convertible bonds and U.S. government agency issues for which market quotations are not readily available may be valued based on information supplied by independent pricing services using matrix pricing formulas and/or independent broker bid quotations.  Debt securities with remaining maturities of 60 days or less may be valued on an amortized cost basis, which involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating rates on the fair value of the instrument.  These securities will generally be classified as Level 2 securities.

Forward currency contracts derive their value from the underlying currency prices.  These are valued by a pricing service using pricing models.  The models use inputs that are observed from active markets, such as exchange rates.  These contracts are classified as Level 2.

Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Advisor pursuant to procedures established under the general supervision and responsibility of the Funds’ Board of Trustees and will be classified as Level 3 securities.

The inputs of methodology used for valuing securities may not be an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of March 31, 2012, in valuing the Funds’ investments carried at fair value:

Description	Level 1	Level 2	Level 3	Total
The Intrepid Capital Fund
Total Common Stocks*	$213,995,453	$—	$—	$213,995,453
Total Convertible Bonds*	—	2,992,465	—	2,992,465
Total Corporate Bonds*	—	85,265,047	—	85,265,047
Total Real Estate
Investment Trust	7,340,423	—	—	7,340,423
Total Investments in Securities	$221,335,876	$88,257,512	$—	$309,593,388

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
March 31, 2012 (Unaudited)

The Intrepid Small Cap Fund
	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$410,831,734	$—	$—	$410,831,734
Total Real Estate
Investment Trust*	15,949,898	—	—	15,949,898
Total U.S. Treasury Bills	—	118,746,500	—	118,746,500
Total Investment in Securities	$426,781,632	$118,746,500	$—	$545,528,132
Other Financial Instruments**
Total Forward
Currency Contracts	$—	$(570,549)	$—	$(570,549)

The Intrepid Income Fund
	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$1,708,665	$—	$—	$1,708,665
Total Preferred Stock*	335,010	—	—	335,010
Total Convertible Bond*	—	3,901,495	—	3,901,495
Total Corporate Bonds*	—	64,982,672	—	64,982,672
Total Real Estate
Investment Trust*	1,902,338	—	—	1,902,338
Total Investment in Securities	$3,946,013	$68,884,167	$—	$72,830,180

The Intrepid All Cap Fund
	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$32,024,813	$—	$—	$32,024,813
Total Real Estate
Investment Trust*	1,001,783	—	—	1,001,783
Total Investment in Securities	$33,026,596	$—	$—	$33,026,596

*	For further information regarding security characteristics, please see the Schedules of Investments.
**
Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as forward currency contracts, which are reflected at the unrealized appreciation (depreciation) on the instrument.

There were no transfers of securities between levels during the period ended March 31, 2012.  The Funds did not hold any Level 3 securities during the period ended March 31, 2012.  The Funds recognize transfers between levels at the end of the reporting period.

Derivative Instruments and Hedging Activities

The Funds’ adviser may use derivative instruments, such as forward currency contracts, as a means to manage exposure to exchange rate risk.  During the period

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
March 31, 2012 (Unaudited)

ended March 31, 2012, the Intrepid Capital Fund and the Intrepid Small Cap Fund held derivative instruments.

Balance Sheet – Values of Derivative Instruments as of March 31, 2012.

	Asset Derivatives		Liability Derivatives
Derivatives not accounted	Balance Sheet		Balance Sheet
for as hedging instruments	Location	Value	Location	Value
Intrepid Capital Fund
Forward Currency Contracts	N/A	$—	N/A	$—
Total		$—		$—

Intrepid Small Cap Fund
Depreciation
of forward
Forward Currency Contracts	N/A	$—	currency contracts	$(570,549)
Total		$—		$(570,549)

Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended March 31, 2012.

	Change in unrealized	Realized gain (loss)
	appreciation (depreciation)	on forward
	on forward currency contracts	currency contracts
Intrepid Capital Fund	$ 333,116	$(333,116)
Intrepid Small Cap Fund	$(381,292)	$ (24,270)

The average monthly notional amount of forward currency contracts during the period ended March 31, 2012 were as follows:
	Intrepid	Intrepid
Long Positions	Capital Fund	Small Cap Fund
Forward currency contracts	$5,166,558	$2,180,074

	Intrepid	Intrepid
Short Positions	Capital Fund	Small Cap Fund
Forward currency contracts	$(5,000,000)	$(18,679,071)

Derivative Risk

The risks of using the types of derivatives in which the Funds may engage include the risk that movements in the value of the derivative may not fully offset or complement instruments currently held in the Funds in the manner intended by the Adviser; the risk that the counterparty to a derivative contract may fail to comply with their obligations to the Fund; the risk that the derivative may not possess a

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
March 31, 2012 (Unaudited)

liquid secondary market at a time when the Fund would look to disengage the position; the risk that additional capital from the Fund may be called upon to fulfill the conditions of the derivative contract; and the risk that the cost of the derivative contracts may reduce the overall returns experienced by the Funds.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Indemnification

In the normal course of business the Funds enter into contracts that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims against the fund that have not yet occurred. Based on experience, the Funds expect the risk of loss to be remote.

Foreign Currency Transactions

The books and records are maintained in U.S. dollars.  Foreign currency denominated transactions (i.e. market value of investment securities, assets and liabilities, purchases and sales of investment securities and income and expenses) are translated into U.S. dollars at the current rate of exchange.  The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Securities Transactions and Investment Income

The Funds record security transactions based on trade date.  Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis.  Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the effective yield method.  Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.  Net realized gains or losses are determined using the identified cost method.

Distribution to Shareholder Policy

Dividends from net investment income, if any, are declared and paid quarterly in the Capital Fund and Income Fund and annually in the Small Cap Fund and the All Cap Fund.  Distributions of net realized capital gains, if any, are declared and paid at least annually.

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
March 31, 2012 (Unaudited)

Federal Income Taxes

The Funds comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from Federal income taxes.

Allocation of Income, Expenses, and Gains/Losses

Income, expenses (other than those deemed to be attributable to a specific share class), and gains and losses of each Fund are allocated to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of that Fund.  Expenses deemed directly attributable to a specific share class of shares are charged against the operations of such class.  Most Fund expenses are allocated by class based on relative net assets.

Subsequent Events Evaluation

In preparing these financial statements, the Trust has evaluated events and transactions for potential recognition or disclosure resulting from subsequent events after the statement of assets and liabilities date of March 31, 2012.  This evaluation did not result in any subsequent events that necessitated disclosure and / or adjustments.

3.	INVESTMENT ADVISER

The Trust has an Investment Advisory Agreement (the “Agreement”) with Intrepid Capital Management, Inc. (the “Adviser”), with whom certain officers and Trustees of the Trust are affiliated, to furnish investment advisory services to the Funds.  Under the terms of the Agreement, the Trust, on behalf of the Funds, compensates the Adviser for its management services on the Intrepid Capital Fund and Intrepid All Cap Fund at the annual rate of 1.00% on the first $500 million of average daily net assets and 0.80% on the average daily net assets in excess of $500 million, on the Intrepid Small Cap Fund at an annual rate of 1.00% of average daily net assets, and on Intrepid Income Fund at the annual rate of 0.75% of average daily net assets.

For the Intrepid Capital Fund and the Intrepid Small Cap Fund, the Adviser agreed to waive its management fee and/or reimburse other expenses of each of the Funds, including organization expenses, to the extent necessary to ensure that each Fund’s operating expenses did not exceed 1.40% of each Fund’s Investor Class’s average daily net assets and 1.15% of average daily net assets of each Fund’s Institutional Class.  The Intrepid Capital Fund’s Investor Class’s expenses were previously capped at 1.50% of average daily net assets for the period from October 1, 2009 through November 30, 2009.  The expense limitation agreement was subsequently lowered to 1.49% of average daily net assets until April 30, 2010 when

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
March 31, 2012 (Unaudited)

it was lowered to the current level.  The Intrepid Small Cap Fund’s Investor Class’s expenses were previously capped at 1.45% of average daily net assets for the period of October 1, 2009 through November 2, 2009.  For the Intrepid Income Fund, the Adviser agreed to waive its management fee and/or reimburse other expenses of the Fund, including organization expense, to the extent necessary to ensure that the Fund’s operating expenses did not exceed 1.15% of average daily net assets of the Investor Class and 0.90% of average daily net assets of the Institutional Class.  The Investor Class’s expenses were previously capped at 1.25% of average daily net assets of the Investor’s Class’s average daily assets for the period of October 1, 2009 through August 16, 2010.  Effective January 31, 2011, the Advisor agreed to waive its management fee and/or reimburse other expenses of the Intrepid All Cap Fund, including organization expense, to the extent necessary to ensure that the Fund’s operating expenses did not exceed 1.40% of average daily assets.  The Fund’s expenses were previously capped at 1.95% of average daily net assets.  Any such waivers or reimbursements for the Funds are subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses on a monthly basis during the fiscal year are less than the respective expense cap limitations, provided, however, that the Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.  Waived/reimbursed expenses subject to potential recovery by year of expiration are as follows:

	Year of Expiration
	9/30/12	9/30/13	9/30/14	9/30/15
Intrepid Capital Fund	$—	$119,037	$191,305	$68,655
Intrepid Small Cap Fund	77,189	349,588	353,297	137,270
Intrepid Income Fund	77,259	63,406	132,953	52,339
Intrepid All Cap Fund	56,937	14,971	58,383	46,777

4.	DISTRIBUTION PLAN

The Trust, on behalf of the Funds, has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), which provides that the Funds may reimburse the Funds’ distributor or others at an annual rate of up to 0.25% of the average daily net assets of the Investor Class of the Capital Fund, Small Cap Fund and Income Funds and the sole class of the All Cap Fund.

Quasar Distributors, LLC serves as the distributor to the Funds.  Quasar Distributors, LLC is an affiliated company of U.S. Bank, N.A.

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
March 31, 2012 (Unaudited)

5.	INVESTMENT TRANSACTIONS

The aggregate purchases and sales of securities (excluding short-term securities) by the Funds for the six months ended March 31, 2012 were as follows:

	Non-U.S. Government
	Purchases	Sales
Intrepid Capital Fund	$95,619,126	$90,139,079
Intrepid Small Cap Fund	142,718,620	232,159,433
Intrepid Income Fund	19,656,477	20,254,545
Intrepid All Cap Fund	11,624,201	16,194,950

6.	CAPITAL SHARE TRANSACTIONS

Intrepid Capital Fund – Investor Class
	Six Months Ended	Year Ended
	March 31, 2012	September 30, 2011
Shares sold	9,738,552	14,963,704
Shares issued to holders in
reinvestment of dividends	1,090,817	575,079
Shares redeemed	(3,424,934)	(9,300,536)
Net increase in shares	7,404,435	6,238,247
Shares outstanding:
Beginning of period	18,593,483	12,355,236
End of period	25,997,918	18,593,483

Intrepid Capital Fund – Institutional Class
	Six Months Ended	Year Ended
	March 31, 2012	September 30, 2011
Shares sold	1,022,950	1,455,274
Shares issued to holders in
reinvestment of dividends	495,280	365,664
Shares redeemed	(803,756)	(1,962,177)
Net increase (decrease) in shares	714,474	(141,239)
Shares outstanding:
Beginning of period	7,631,558	7,772,797
End of period	8,346,032	7,631,558

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
March 31, 2012 (Unaudited)

Intrepid Small Cap Fund – Investor Class
	Six Months Ended	Year Ended
	March 31, 2012	September 30, 2011
Shares sold	16,203,815	24,900,620
Shares issued to holders in
reinvestment of dividends	4,572,399	2,102,939
Shares redeemed	(9,016,830)	(23,445,516)
Net increase in shares	11,759,384	3,558,043
Shares outstanding:
Beginning of period	35,579,022	32,020,979
End of period	47,338,406	35,579,022

Intrepid Small Cap Fund – Institutional Class
	Six Months Ended	Year Ended
	March 31, 2012	September 30, 2011
Shares sold	1,368,439	1,944,014
Shares issued to holders in
reinvestment of dividends	359,088	170,990
Shares redeemed	(580,855)	(2,141,695)
Net increase (decrease) in shares	1,146,672	(26,691)
Shares outstanding:
Beginning of period	3,242,349	3,269,040
End of period	4,389,021	3,242,349

Intrepid Income Fund – Investor Class
	Six Months Ended	Year Ended
	March 31, 2012	September 30, 2011
Shares sold	1,174,993	2,086,436
Shares issued to holders in
reinvestment of dividends	135,286	113,064
Shares redeemed	(651,975)	(3,111,349)
Net increase (decrease) in shares	658,304	(911,849)
Shares outstanding:
Beginning of period	3,331,246	4,243,095
End of period	3,989,550	3,331,246

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
March 31, 2012 (Unaudited)

Intrepid Income Fund - Institutional Class
	Six Months Ended	Year Ended
	March 31, 2012	September 30, 2011
Shares sold	688,697	3,912,770
Shares issued to holders in
reinvestment of dividends	203,315	216,429
Shares redeemed	(424,108)	(1,446,807)
Net increase in shares	467,904	2,682,392
Shares outstanding:
Beginning of period	5,236,971	2,554,579
End of period	5,704,875	5,236,971

Intrepid All Cap Fund
	Six Months Ended	Year Ended
	March 31, 2012	September 30, 2011
Shares sold	842,604	2,447,696
Shares issued to holders in
reinvestment of dividends	244,775	175,935
Shares redeemed	(235,823)	(776,725)
Net increase in shares	851,556	1,846,906
Shares outstanding:
Beginning of period	3,939,121	2,092,215
End of period	4,790,677	3,939,121

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
March 31, 2012 (Unaudited)

7.TRANSACTIONS WITH AFFILIATES

The following issuers are affiliated with the Funds; that is, the Adviser had control of 5% or more of the outstanding voting securities during the period from October 1, 2011 through March 31, 2012.  As defined in Section (2)(a)(3) of the Investment Company Act of 1940; such issues are:

Intrepid Capital Fund
				Share
	Share			Balance
	Balance			at		Realized	Value at	Cost at
	at Oct.			March	Dividend	Gain/	March	March
Issuer Name	1, 2011	Additions	Reductions	31, 2012	Income	(Loss)	31, 2012	31, 2012
AMERISAFE,
Inc. (a)	305,405	500	(129,684)	176,221	$—	$678,834	$4,359,708	$3,205,936
CSG Systems
International,
Inc.	498,950	102,296	—	601,246	—	—	9,102,864	9,995,212
EPIQ
Systems, Inc.	351,910	81,961	—	433,871	35,191	—	5,249,839	5,288,568
Oil-Dri
Corporation
of America -
Class A	105,847	—	—	105,847	35,988	—	2,253,483	1,577,768
World Wrestling
Entertainment,
Inc.	415,524	362,145	—	777,669	104,982	—	6,897,924	7,126,418
					$176,161	$678,834	$27,863,818	$27,193,902

Intrepid Small Cap Fund
				Share
	Share			Balance
	Balance			at		Realized	Value at	Cost at
	at Oct.			March	Dividend	Gain/	March	March
Issuer Name	1, 2011	Additions	Reductions	31, 2012	Income	(Loss)	31, 2012	31, 2012
AMERISAFE,
Inc. (a)	762,226	—	(160,190)	602,036	$—	$841,447	$14,894,371	$10,609,700
CSG Systems
International,
Inc.	1,413,299	121,100	(47,100)	1,487,299	—	(277,777)	22,517,707	25,240,090
EPIQ
Systems, Inc.	822,794	979,020	(233,159)	1,568,655	71,096	294,906	18,980,725	18,579,778
Oil-Dri
Corporation
of America -
Class A	272,997	—	(137,158)	135,839	73,301	722,080	2,892,012	1,925,248
World Wrestling
Entertainment,
Inc.	910,965	441,464	—	1,352,429	277,699	—	11,996,045	12,670,072
					$422,096	$1,580,656	$71,280,860	$69,024,888

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
March 31, 2012 (Unaudited)

Intrepid Income Fund
				Share
	Share			Balance
	Balance			at		Realized	Value at	Cost at
	at Oct.			March	Dividend	Gain/	March	March
Issuer Name	1, 2011	Additions	Reductions	31, 2012	Income	(Loss)	31, 2012	31, 2012
World
Wrestling
Entertainment,
Inc.	—	105,820	—	105,820	$12,000	$—	$938,623	$983,978
					$12,000	$—	$938,623	$983,978

Intrepid All Cap Fund
				Share
	Share			Balance
	Balance			at			Value at	Cost at
	at Oct.			March	Dividend	Realized	March	March
Issuer Name	1, 2011	Additions	Reductions	31, 2012	Income	Gain	31, 2012	31, 2012
CSG Systems
International,
Inc.	73,450	21,600	—	95,050	$—	$—	$1,439,057	$1,650,276
EPIQ
Systems, Inc.	46,765	17,484	(19,000)	45,249	3,727	34,087	547,513	537,001
World
Wrestling
Entertainment,
Inc.	38,483	70,686	—	109,169	10,640	—	968,329	1,002,840
					$14,367	$34,087	$2,954,899	$3,190,117

(a)  Security is no longer an affiliated company at March 31, 2012.

8.	FEDERAL INCOME TAX INFORMATION

The tax components of distributions paid during the fiscal periods ended September 30, 2011 and 2010 are as follows:

	September 30, 2011		September 30, 2010
	Ordinary	Long-Term	Ordinary	Long-Term
	Income	Capital Gains	Income	Capital Gains
Intrepid Capital Fund	$11,436,546	$1,342,018	$3,370,222	$—
Intrepid Small Cap Fund	27,543,308	11,592,367	16,350,377	169,972
Intrepid Income Fund	3,366,561	8,950	3,270,904	—
Intrepid All Cap Fund	1,567,653	236,014	108,967	3,075

The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
March 31, 2012 (Unaudited)

profits of the Funds related to net capital gain to zero for the tax year ended September 30, 2011.

The Intrepid Income Fund utilized $281,402 in capital loss carryovers during the current fiscal year.

Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended September 30, 2011, the following table shows the reclassifications made:

	Accumulated	Undistributed
	Net Realized	Net Investment
	Losses	Income
Intrepid Capital Fund	$(260,448)	$260,448
Intrepid Small Cap Fund	(3,293,393)	3,293,393
Intrepid Income Fund	(4,751)	4,751
Intrepid All Cap Fund	(109,327)	109,327

These reclassifications primarily relate to investment losses and currency adjustments.

As of September 30, 2011, the components of accumulated earnings (losses) for income tax purposes were as follows:

	Intrepid	Intrepid
	Capital Fund	Small Cap Fund
Cost of investments	$293,982,407	$632,082,235
Unrealized appreciation	8,893,323	22,565,271
Unrealized depreciation	(22,519,987)	(60,640,547)
Net unrealized depreciation	(13,626,664)	(38,075,276)
Undistributed ordinary income	13,604,673	34,320,418
Undistributed long-term capital gain	4,346,984	43,667,266
Distributable income	17,951,657	77,987,684
Other accumulated loss	(338,286)	(198,948)
Total accumulated gain/(loss)	$3,986,707	$39,713,460

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
March 31, 2012 (Unaudited)

	Intrepid	Intrepid
	Income Fund	All Cap Fund
Cost of investments	$82,883,530	$40,256,321
Unrealized appreciation	1,112,392	1,013,827
Unrealized depreciation	(1,711,783)	(4,796,593)
Net unrealized depreciation	(599,391)	(3,782,766)
Undistributed ordinary income	460,736	843,519
Undistributed long-term capital gain	798,705	1,426,258
Distributable income	1,259,441	2,269,777
Other accumulated loss	—	—
Total accumulated gain/(loss)	$660,050	$(1,512,989)

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

At September 30, 2011, the Intrepid Capital Fund and the Intrepid Small Cap Fund had post-October currency losses of $338,286 and $198,948, respectively.

There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end September 30, 2011, or for any other tax years which are open for exam. As of September 30, 2011, open tax years include the tax years ended September 30, 2008 through 2011. The Trust is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next year. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Funds did not incur any interest or penalties, nor were any accrued as of September 30, 2011.

9.	LINE OF CREDIT

The Intrepid Capital Fund, Intrepid Small Cap Fund, Intrepid Income Fund, and Intrepid All Cap Fund each have a revolving unsecured credit facility in the amounts of $5,000,000, $10,000,000, $5,000,000, and $2,000,000, respectively, for temporary emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities.  The lines of credit have a one year term and are reviewed annually by the Board of Trustees.  The current agreements run through October 15, 2012.  The interest rate as of March 31, 2012 was 3.25%.  During the six month period ended March 31, 2012, none of the Intrepid Funds drew on their line of credit.

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
March 31, 2012 (Unaudited)

10.NEW TAX LAW

On December 22, 2010, The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed into law.  The Modernization Act is the first major piece of legislation affecting regulated investment companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs.  Some highlights of the enacted provisions are as follows:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss.  Under preenactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests.  Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of paythrough income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.  The provisions related to the RIC Modernization Act for qualification testing are effective for the September 30, 2011 taxable year.  The effective date for changes in the treatment of capital losses is September 30, 2012 taxable year.

Intrepid Funds

ADDITIONAL INFORMATION
March 31, 2012 (Unaudited)

Investment Advisory Agreement Disclosure

On November 16, 2011, the Board of Trustees of Intrepid Capital Management Funds Trust approved the investment advisory agreements between the Intrepid Capital Fund, the Intrepid Small Cap Fund, the Intrepid Income Fund and the Intrepid All Cap Fund (the “Funds”) and Intrepid Capital Management, Inc.  Prior to approving the agreement, the Board considered:

•	The nature, extent and quality of the services to be provided by Intrepid Capital Management, Inc.

•	The investment performance of the Funds

•	The cost of the services to be provided and profits to be realized by Intrepid Capital Management, Inc. from its relationship with the Funds

•	The extent to which economies of scale would be realized as the Funds grew and whether fee levels reflect any such economies of scale

•	The expense ratio of the Funds

•	The manner in which portfolio transactions for the Funds would be conducted, including the use of soft dollars

In considering the nature, extent and quality of the services to be provided by Intrepid Capital Management Inc., the Board considered the Adviser’s quality of investment management provided to the Funds, the Adviser’s management history and the Adviser’s ability to attract investors for the Funds.  The Board concluded that the nature, extent and quality of the services to be provided by the Adviser would be satisfactory.

The Board reviewed the investment performance of the Funds and compared the investment performance of the Funds to their relevant benchmarks. After further discussion, the Board concluded that the performance of the Funds was satisfactory in comparison to the relevant benchmarks.

The Board considered the cost of services provided and the profits to be realized by the Adviser, by reviewing reports provided by the Funds’ administrator that compared the Funds’ investment advisory fees to those of other comparable mutual funds.  The Board concluded that the investment advisory fees were fair and within the range of the industry averages.

The Board considered the extent to which economies of scale would be realized as the Funds grow, including a consideration of breakpoints in the Agreement fee schedules.  The Board concluded that given the expected growth of assets of the Funds in the next year, the Adviser was unlikely to realize economies of scale and the proposed fee schedules were acceptable.

Intrepid Funds

ADDITIONAL INFORMATION
March 31, 2012 (Unaudited)

The Board reviewed reports from the Funds’ administrator that compared the Funds’ total expense ratios to those of other comparable mutual funds.  The Board concluded that the total expenses of the Funds were reasonable and within the range of the industry averages.

The Board reviewed reports discussing the manner in which portfolio transactions for the Funds were conducted, including the use of soft dollars.  Based on these reports, the Board concluded that the research and services to be obtained by the Adviser were beneficial to the Funds and that the Adviser would execute the Funds’ portfolio transactions in a manner designed to obtain best execution for the Funds.

Shareholder Notification of Federal Tax Status

The Intrepid Capital Fund, Intrepid Small Cap Fund, Intrepid Income Fund, and Intrepid All Cap Fund designate $1,342,018, $11,592,367, $8,950 and $236,014, respectively, of total distributions paid during the fiscal year ended September 30, 2011 as net capital gain distributions eligible for long-term capital gain rates for individual shareholders.

The Intrepid Capital Fund, Intrepid Small Cap Fund, Intrepid Income Fund and Intrepid All Cap Fund designate 16.47%, 19.28%, 0.16% and 17.77%, respectively, of their ordinary income distributions for the period ended September 30, 2011 as qualified dividend income under the Jobs & Growth Tax Relief Reconciliation Act of 2003.

For the period ended September 30, 2011, 13.70%, 18.20%, 0.16% and 18.30% of Intrepid Capital Fund, Intrepid Small Cap Fund, Intrepid Income Fund and Intrepid All Cap Fund dividends paid from net ordinary income, respectively, qualify for the dividends received deduction available to corporate shareholders.

The Intrepid Capital Fund, Intrepid Small Cap Fund, Intrepid Income Fund and Intrepid All Cap Fund designate 25.51%, 0.45%, 94.57% and 0.41%, respectively, of their ordinary income distributions for the fiscal year as interest-related dividends under Internal Revenue Code Section 871(k)(1)(c).

The Intrepid Capital Fund, Intrepid Small Cap Fund, Intrepid Income Fund and Intrepid All Cap Fund designate 56.79%. 100%, 0% and 100%, respectively, of their ordinary income distributions as short-term capitalization distributions under Internal Revenue Code Section 871(k)(2)(c).

Intrepid Funds

ADDITIONAL INFORMATION
March 31, 2012 (Unaudited)

Availability of Quarterly Portfolio Holdings Schedules

The Funds are required to file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  Once filed, the Funds’ Form N-Q is available without charge, upon request on the SEC’s website (http://www.sec.gov) and may be available by calling 1.866.996.3863.  You may also obtain copies at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1.800.SEC.0330.

Proxy Voting Policies and Procedures and Proxy Voting Record (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1.866.996.3863 and on the SEC’s website (http://www.sec.gov).

The Funds are required to file how they voted proxies related to portfolio securities during the most recent 12-month period ended June 30.  Once filed, the information is available without charge, upon request, by calling 1.866.996.3863 and on the SEC’s website (http://www.sec.gov).

Board of Trustees
Edward Vandergriff
Mark Travis
Peter Osterman
Roy Clarke

Investment Adviser
Intrepid Capital Management, Inc.
1400 Marsh Landing Parkway, Suite 106
Jacksonville Beach, FL 32250

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
555 East Wells Street
Milwaukee, WI 53202

Legal Counsel
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

Administrator, Transfer Agent
and Dividend Disbursing Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Shareholder/Investor Information
1.866.996.3863
www.intrepidcapitalfunds.com

ITRPSEMI-0312

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)
There were no significant changes in the Registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant's last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Not applicable for semi-annual reports.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Intrepid Capital Management Funds Trust

By (Signature and Title)  /s/ Mark F. Travis
Mark F. Travis, President

Date  May 30, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ Mark F. Travis
Mark F. Travis, President

Date  May 30, 2012

By (Signature and Title)*    /s/ Donald C. White
Donald C. White, Treasurer

Date  May 30, 2012

* Print the name and title of each signing officer under his or her signature.